UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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U.S. ENERGY CORP.

675 Bering, Suite 100

Houston, TX 77057

Notice of Annual Meeting of Shareholders

[            ], 2019

Dear Shareholders:

We are pleased to provide you with notice of our 2019 Annual Meeting of Shareholders (the “Annual Meeting”), and we invite you to attend the meeting in person, if possible. The timing, location and summary of each of the proposals to be voted upon are as follows:

Date:	December 10, 2019	Time:	8:00 AM CDT

Place:	675 Bering, Suite 100 Houston, TX 77057

Purposes:	1.	To elect two nominees for Class Two directors identified in the accompanying Proxy Statement (James W. Denny III and Patrick E. Duke) to serve until the second succeeding annual meeting of shareholders (to be held in 2021) and until their successors have been duly elected or appointed and qualified, and to elect two nominees for Class One directors identified in the accompanying Proxy Statement (Randall D. Keys and D. Stephen Slack) to serve until the third succeeding annual meeting of shareholders (to be held in 2022) and until their successors have been duly elected or appointed and qualified;
	2.	To ratify the appointment of Plante & Moran PLLC as our independent auditor;
	3.	To approve, on an advisory basis, the 2018 compensation of the Company’s named executive officers;
	4.	To approve amendments to the Company’s Articles of Incorporation related to corporate governance and other technical amendments;
	5.	To approve an amendment, at the discretion of the Board of Directors, to the Company’s Articles of Incorporation to implement a reverse stock split of the Company’s outstanding Common Stock at a reverse split ratio of 1-for-10; and
	6.	To approve such other business as may arise that can properly be conducted at the Annual Meeting, or any adjournment or postponement thereof in accordance with the Bylaws of the Company.

The formal Proxy Statement that follows this letter provides extensive background information about each of the proposals, along with the recommendations of our Board of Directors to vote in favor of each of the proposals.

Only shareholders of record at the close of business on October 14, 2019 are entitled to receive notice of and to vote at the Annual Meeting. A copy of our Annual Report for the fiscal year ended December 31, 2018 is available at www.usnrg.com. Please read this information carefully before voting your proxy.

The Securities and Exchange Commission (“SEC”) has adopted rules regarding how companies must provide proxy materials to their shareholders. These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its shareholders:

●	the full set delivery option; or

●	the notice only option.

A company may use a single method for all of its shareholders, or use full set delivery for some while adopting the notice only option for others.

Under the full set delivery option, a company delivers all proxy materials to its shareholders by mail. In addition to delivery of proxy materials to shareholders, the company must post all proxy materials on a publicly-accessible website and provide information to shareholders about how to access the website.

In connection with the Annual Meeting, we have elected to use the full set delivery option. Accordingly, you should have received our proxy materials by mail. These proxy materials include the Notice of Annual Meeting of Shareholders, Proxy Statement, proxy card and Annual Report on Form 10-K. Additionally, these materials are available on our website www.usnrg.com.

Under the notice only option, which we have elected NOT to use for the Annual Meeting, a company must post all proxy materials on a publicly-accessible website. Instead of delivering proxy materials to its shareholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials.” The notice includes, among other matters:

●	information regarding the date and time of the annual meeting of shareholders as well as the items to be considered at the meeting;

●	information regarding the website where the proxy materials are posted; and

●	various means by which a shareholder can request paper or e-mail copies of the proxy materials.

If a shareholder requests paper copies of the proxy materials, these materials must be sent to the shareholder within three business days and by first class mail or other reasonably prompt means.

Although we have elected to use the full set delivery option in connection with the Annual Meeting, we have used in the past, and may choose to use again in the future, the notice only option. By reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for cost savings as well as conservation of paper products.

Whether or not you plan to attend the meeting, please take the time to vote:

Ø	Via the internet – Go to the website shown on your proxy card;
Ø	Via telephone – Call the toll free number shown on your proxy card; or
Ø	Via mail – Complete, sign and date your proxy card and mail it in the postage paid envelope.

If you were a shareholder of record at the close of business on October 14, 2019 you may attend and vote at the Annual Meeting. The names of shareholders of record entitled to vote at the Annual Meeting will be available for review at the Annual Meeting.

If you wish to attend the Annual Meeting and vote in person, but you hold your shares through a broker or other nominee (i.e., your shares are held in “street name”), contact your broker or nominee promptly to obtain a “legal proxy,” which you must bring to the meeting in order to vote in person at the meeting. Thank you for your support for the recommendations of our Board of Directors.

By Order of the Board of Directors

/s/ Ryan Smith
Chief Financial Officer

TABLE OF CONTENTS

Page
GENERAL	1
Who Can Vote	1
Quorum and Voting Rights	1
Votes Needed	2
How Your Proxy Will Be Voted; Recommendation of the Board	2
Granting Your Proxy	3
Revoking Your Proxy	3
Proxy Solicitation	3
Householding	3
Requirements and Deadlines for Shareholders to Submit Proxy Proposals	3
Copies of Our Form 10-K	4
Appraisal Rights	4

CORPORATE GOVERNANCE	4
Board of Directors, Audit, Compensation and Nominating Committees	4
Board and Committee Independence	4
Board Leadership	4
Meetings of the Board	5
Attendance at Annual Meetings by Directors	5
Communications from Shareholders to the Board	5
Audit Committee	5
Compensation Committee	5
Nominating Committee	5
Shareholder Recommendations	5
Executive Committee	6
Hedging Committee	6
Risk Oversight	6
Compensation Risk Assessment	6
Principal Holders of Voting Securities and Ownership by Officers and Directors	6

PROPOSAL 1: ELECTION OF DIRECTORS	8
Directors	8
Executive Officers	8
Litigation	8
Business Experience of Current Directors and Officers and Director Nominees	12
Delinquent Section 16(a) Reports	15
Board Recommendation	15

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	16
Principal Accounting Fees and Services	16
Relationship with Independent Accountants	16
Board Recommendation	16

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	17
Summary Compensation Table	17
Outstanding Equity Awards	17
Potential Payments Upon Termination or Change in Control	18
Non-Employee Director Compensation	19
Compensation Committee	19
Compensation Risk Assessment	19
Equity Compensation Plan Information	20
Certain Relationships and Related Transactions	21
Family Employment	21
Related Person Transaction Policy	21
Implementation of the Policy	21
Related Party Transactions	21
Board Recommendation	21

PROPOSAL 4: APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION RELATED TO CORPORATE GOVERNANCE AND OTHER TECHNICAL AMENDMENTS	22

Board Recommendation	22

PROPOSAL 5: APPROVAL OF AN AMENDMENT, AT THE DISCRETION OF THE BOARD OF DIRECTORS, TO THE ARTICLES OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT A REVERSE STOCK SPLIT RATIO OF ONE-FOR-TEN	23

Background and Purpose	23
Reasons for the Reverse Stock Split	23
Effect of the Reverse Stock Split on Our Common Stock	25
Procedure for Implementing the Reverse Stock Split	25
Beneficial Holders of Common Stock (i.e., shareholders who hold in street name)	26
Registered “Book-Entry” Holders of Common Stock (i.e., shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)	26
Exchange of Stock Certificates and Elimination of Fractional Share Interests	26
Fractional Shares	26
Effect of the Reverse Stock Split on our Equity Compensation Plans, Options, and Restricted Stock Awards	27
Effects of the Reverse Stock Split on our Preferred Stock	27
Accounting Matters	27
Certain Federal Income Tax Consequences	28
No Appraisal Rights	29
Board Recommendation	29

REPORT OF AUDIT COMMITTEE	30

i

U.S. ENERGY CORP.

675 Bering, Suite 100

Houston, TX 77057

PROXY STATEMENT

FOR 2019 ANNUAL MEETING OF SHAREHOLDERS
ON TUESDAY, DECEMBER 10, 2019

This proxy statement (“Proxy Statement”) is provided in connection with a solicitation of proxies by the Board of Directors (the “Board”) of U.S. Energy Corp. (“U.S. Energy”, the “Company”, “we”, “our”, or “us”) for the annual meeting of shareholders to be held on Tuesday, December 10, 2019, at 8:00 a.m., Central Time, at the Houston offices of U.S. Energy, 675 Bering, Suite 100, Houston, TX 77057 (the “Annual Meeting”), and at any adjournments of the meeting. On or about [  ], 2019, we are first mailing the proxy materials to shareholders.

GENERAL

Who Can Vote

Only holders of our common stock (“Common Stock”) and our Series A Convertible Preferred Stock at the close of business on the record date of October 14, 2019 are entitled to receive notice of the Annual Meeting, and only holders of our Common Stock at the close of business on the record date have the right to vote their shares at the Annual Meeting. As of October 21, 2019 there were 13,405,838 shares of our Common Stock issued and outstanding.

You may hold your shares “of record” or in “street name.” The difference between shareholders of record and street name holders is:

●	Shareholder of Record. If your shares are registered directly in your own name with our transfer agent, Computershare Trust Company, Inc., you are considered to be the holder of record of those shares, and you may vote directly via internet, by telephone, by mail or in person.

●	Street Name Shareholder. If your shares are held in a stock brokerage account or by a broker or other nominee, you are considered the “street name” holder and the beneficial owner of those shares, and you have the right to direct your broker or nominee how to vote. However, since you are not the shareholder of record, you may not vote those shares in person at the Annual Meeting unless you obtain a “legal proxy,” which you must bring to the Annual Meeting in order to vote in person at the meeting.

Quorum and Voting Rights

A quorum for the Annual Meeting will exist if a majority of the voting power of the shareholders is present at the meeting, in person or represented by properly executed proxies delivered to us prior to the meeting. Shares of Common Stock present at the meeting that abstain/withhold from voting, or that are the subject of “broker non-votes,” will be counted as present for the purposes of determining a quorum.

New York Stock Exchange (“NYSE”) Rule 452 governs discretionary voting by brokers of shares held in street name when beneficial owners have not instructed how such shares should be voted. Because the rule governs all brokers that are members of the NYSE, it affects all public companies that have shares held in street name, not just companies listed on the NYSE. Under the rule, such brokers have discretionary authority to vote street name shares on “routine” items such as the ratification of the Company’s appointment of auditors, but not on other matters, including the election of directors. Of the matters to be presented at the Annual Meeting, Proposal 2 (ratification of auditors) will be considered a routine matter for purposes of the rule. Accordingly, if your broker does not receive instructions from you, your broker will not be able to vote your shares on any of the other matters, and a “broker non-vote” will occur with respect to those matters.

You are entitled to one vote for each share of U.S. Energy Common Stock you hold, except that for the election of directors you may cumulate your votes. Cumulative voting generally allows each holder of shares of Common Stock to multiply the number of shares owned by the number of directors nominated for election, and to distribute the resulting number of votes among nominees in any proportion that the holder chooses.

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Votes Needed

On Proposal 1, Election of Directors, nominees in a number equal to the seats to be filled on the Board who receive a plurality of votes cast will be elected as directors. If you withhold your shares from voting, your shares will not be counted for any director. Withheld votes and broker non-votes will have no effect on the election of directors.

Each of the other proposals, and any other matter which properly comes before the meeting in accordance with the Amended and Restated Bylaws of the Company (the “Bylaws”), will be approved or ratified, as the case may be, if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes are not considered votes cast, and they will have no effect on such proposals.

How Your Proxy Will Be Voted; Recommendation of the Board

The Board is soliciting a proxy to provide you with the opportunity to vote on all matters scheduled to come before the meeting (as stated in the Notice of Annual Meeting which accompanies this Proxy Statement), whether or not you attend in person.

The Board recommends you vote as follows on the five proposals stated in the Proxy Statement:

●	For each nominee in Proposal 1 – election of two nominees for Class Two directors (James W. Denny III and Patrick E. Duke) to serve until the second succeeding annual meeting of shareholders (to be held in 2021) and until their successors have been duly elected or appointed and qualified, and election of two nominees for Class One directors (Randall D. Keys and D. Stephen Slack) to serve until the third succeeding annual meeting of shareholders (to be held in 2022) and until their successors have been duly elected or appointed and qualified;

●	For Proposal 2 – the ratification of appointment of Plante & Moran PLLC as the independent auditor of the Company;

●	For Proposal 3 – to approve, on an advisory basis, the 2018 compensation of the Company’s Named Executive Officers;

●	For Proposal 4 – to approve amendments to the Company’s Articles of Incorporation related to corporate governance and other technical amendments; and

●	For Proposal 5 – to approve an amendment, at the discretion of the Board of Directors, to the Company’s Articles of Incorporation to implement a reverse stock split of the Company’s outstanding Common Stock at a reverse split ratio of 1-for-10.

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Granting Your Proxy

Your shares will be voted as you specify if you properly complete and return the appropriate form of proxy. If you make no specifications, your proxy will be voted in favor of each proposal listed above.

We do not expect any matters to be presented for action at the meeting other than the matters stated in the Notice of Annual Meeting accompanying this Proxy Statement. However, as permitted by Securities and Exchange Commission (“SEC”) Rule 14a-4(c), the proxy will confer discretionary authority with respect to any other matter that may properly come before the meeting. The persons named as proxies intend to vote in accordance with their judgment on any such matters.

Revoking Your Proxy

If you are a shareholder of record and submit a proxy, you may revoke it later or submit a revised proxy at any time before it is voted. You also may attend the meeting in person and vote by ballot, which would cancel any proxy you previously submitted. If you are a street name shareholder and you vote by proxy, you may change your vote prior to the meeting by submitting new voting instructions to your broker or other nominee in accordance with that entity’s procedures.

Proxy Solicitation

We will pay all expenses of our solicitation of proxies for the Annual Meeting. In addition to solicitations by mail, arrangements have been made for brokers and other nominees to send proxy materials to beneficial owners, and we will reimburse those brokers and other nominees for their reasonable expenses. We have not hired a solicitation firm for the meeting. Our employees and directors may solicit proxies by telephone or other means, if necessary; they will not receive additional compensation for these services.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials. This process, which is commonly referred to as “householding,” potentially results in extra convenience for shareholders, cost savings for companies and conservation of paper products. We have adopted this “householding” procedure.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:

●	send a written request to U.S. Energy Corp., Attn: Ryan Smith, Chief Financial Officer, 675 Bering, Suite 100, Houston, TX 77057 or call (303) 993-3200, if you are a shareholder of record; or

●	notify your broker, if you hold your shares in street name.

Upon receipt of your request, we will promptly deliver a separate set of proxy materials to you. You may also contact us as described above if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.

Requirements and Deadlines for Shareholders to Submit Proposals

The Annual Meeting was delayed from its previously anticipated schedule. We plan to return to our regular annual meeting schedule in 2020, including with respect to the deadlines for shareholder proposals and director nominations. We expect that our 2020 annual meeting of shareholders (the “2020 Annual Meeting”) will be held on or about July 5, 2020.

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A shareholder may submit proposals for consideration at future shareholder meetings in accordance with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. Based on the expected date of the 2020 Annual Meeting, and because the date of the 2020 Annual Meeting will be changed by more than 30 days from the date of the Annual Meeting, the date by which the Company must receive shareholder proposals to be considered for inclusion in the proxy materials for the 2020 Annual Meeting is February 5, 2020, which we believe is a reasonable time before we begin to print and send the proxy materials for the 2020 Annual Meeting. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 promulgated under the Exchange Act and any other applicable laws and regulations. Such proposals should be addressed to U.S. Energy Corp., Attn: Ryan Smith, Chief Financial Officer, 675 Bering, Suite 100, Houston, TX 77057.

For a shareholder proposal to be considered at our next annual meeting that will not be included in our proxy statement for that meeting (including director nominations), written notice of the proposal must be delivered to the Company’s Secretary, in accordance with the Company’s Bylaws, at least 90 calendar days, but no earlier than 120 calendar days, before the date of such meeting.

Copies of Our Form 10-K

Promptly upon receiving a written request from any shareholder, we will send to the shareholder without charge a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, with exhibits, as filed with the SEC. Please address your request to Ryan Smith, Chief Financial Officer, at U.S. Energy Corp., 675 Bering, Suite 100, Houston, TX 77057.

Appraisal Rights

No action is proposed at the Annual Meeting for which the laws of the State of Wyoming or our charter documents provide a right of our shareholders to dissent and obtain appraisal of or payment for such shareholders’ Common Stock.

CORPORATE GOVERNANCE

Board of Directors, Audit, Compensation and Nominating Committees

We are committed to sound corporate governance principles. As evidence of this commitment, the Board has adopted charters for its committees and a Code of Ethics. These documents, along with the Company’s Restated Articles of Incorporation (as amended, the “Articles of Incorporation”) and Bylaws, provide the framework for our corporate governance. The charters of the Audit Committee, the Compensation Committee, and the Nominating Committee may be viewed at our website (www.usnrg.com), at the tab “About Us,” then go to “Corporate Governance.” The Code of Ethics also may be viewed at that location. If these documents are amended (or if the Code of Ethics is waived in a manner requiring disclosure under SEC rules), the amendments (and the occurrence of the waiver of the Code of Ethics) will be disclosed on the website as required by the SEC. Copies of each of these documents are available without charge to any person who requests them, by sending a request to U.S. Energy Corp., Attn: Ryan Smith, Chief Financial Officer, 675 Bering, Suite 100, Houston, TX 77057.

Board and Committee Independence

The Board is currently comprised of a majority of independent directors. Specifically, the Board has determined that Catherine J. Boggs, J. Weldon Chitwood and Javier F. Pico are independent under applicable Nasdaq rules. In addition, the Audit Committee, the Compensation Committee, and the Nominating Committee are each comprised solely of independent directors as required under the applicable requirements of Nasdaq and the SEC. The Board has also determined that director nominees James W. Denny III, Randall D. Keys and D. Stephen Slack are independent under applicable Nasdaq rules.

Board Leadership

Historically under our Bylaws, the Chief Executive Officer has served as the Chairman of the Board, responsible for setting the agenda for and presiding over Board meetings. On August 5, 2019, the Board amended and restated our Bylaws to provide that the Chairman of the Board may not be the Chief Executive Officer and shall be appointed by the affirmative vote of at least a majority of the members of the Board, unless otherwise determined by the Board. We believe the separation of the Chairman and Chief Executive Officer roles to be a best practice as it relates to strong corporate governance.

4

Meetings of the Board

The Board currently consists of five members and it has primary responsibility for directing management of the business. During 2018, the Board consisted of four members with one vacancy. The Board held six formal meetings during 2018, which were attended, in person or by telephone, by all four of the directors serving on the Board.

Attendance at Annual Meetings by Directors

Directors are encouraged, but not required, to attend annual meetings. At the Company’s last annual meeting held on September 11, 2018, three of the four directors were in attendance.

Communications from Shareholders to the Board

The independent directors have established a process for collecting and organizing communications from shareholders. Shareholders may send communications to the Board by addressing their communications to Ryan Smith, Chief Financial Officer, at 675 Bering, Suite 100, Houston, TX 77057. Pursuant to this process, the Chief Executive Officer then reviews the communications and determines which of the communications address matters of substance that should be considered by all directors, and sends those communications to all the directors for their consideration.

Audit Committee

To provide effective direction and review of fiscal matters, the Board has established an Audit Committee. The Audit Committee has the responsibility of reviewing our financial statements, exercising general oversight of the integrity and reliability of our accounting and financial reporting practices, and monitoring the effectiveness of our internal control systems. The Audit Committee also retains our independent outside audit firm and recommends selection of the internal audit firm. It also exercises general oversight of the activities of our independent auditors, principal financial officer, principal accounting officer, accounting employees and related matters. The current Chairman of the Audit Committee is Javier F. Pico. The Board has determined that Mr. Pico is an “audit committee financial expert” as defined in Item 407(d) of SEC Regulation S-K. The other members of the Audit Committee are J. Weldon Chitwood, who has served since May 2017, and Catherine J. Boggs, who has served since June 2019. During 2018 and until his resignation in May 2019, John Hoffman was a member of the Audit Committee. All members of the Audit Committee are independent directors under applicable Nasdaq and SEC rules.

The Audit Committee met four times in 2018. All Audit Committee members attended each meeting in person or by telephone. The Committee reviewed our financial statements for each quarter in 2018 and the year as a whole and discussed the financial statements with management and our independent audit firm. Based on the foregoing, the Audit Committee recommended to the Board at the Audit Committee meeting held on September 12, 2019 that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2018. The Audit Committee also reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis, and the Board approved amendments to the Audit Committee Charter on August 5, 2019.

Compensation Committee

We have a Compensation Committee, the current members of which are J. Weldon Chitwood and Javier F. Pico. These members are independent under applicable criteria established by Nasdaq. During 2018 and until his resignation in May 2019, John Hoffman was a member of the Compensation Committee. The Compensation Committee met formally on one occasion in 2018 and discussed compensation matters informally several times during the year. All Compensation Committee members attended all meetings of the Committee during 2018 either in person or by telephone.

The Compensation Committee reviews and recommends to the Board compensation packages for the executive officers of the Company. The Compensation Committee may delegate to a subcommittee or to our Chief Executive Officer or other officer such of its duties and responsibilities as the Compensation Committee deems to be in the best interests of the Company, provided such delegation is not prohibited by law or Nasdaq rule.

Nominating Committee

We have a Nominating Committee, the current members of which are J. Weldon Chitwood and Javier F. Pico. These members are independent directors under Nasdaq rules. During 2018 and until his resignation in May 2019, John Hoffman was a member of the Nominating Committee. The Nominating Committee is responsible for identifying and recommending to the Board nominees for election to the Board. This process involves consulting with our Chief Executive Officer to identify qualified candidates with expertise in one of our business areas, including financial, oil and natural gas, and investment banking expertise. Once identified, the Nominating Committee reviews the qualifications (including capability, availability to serve, conflicts of interest, and other relevant factors) of any identified potential director candidate and, where necessary, assists in interviewing such candidate. It recommends to the Board appropriate nominees for election to be included in the proxy statement for the annual shareholders meeting. The Nominating Committee did not hold any meetings during 2018.

Shareholder Recommendations

The Nominating Committee (which is comprised solely of independent directors) considers and recommends to the Board individuals who may be suitable to be nominated to serve as directors. All director candidates recommended by a shareholder, or a director or officer, will be evaluated by the Nominating Committee in good faith. The Nominating Committee considers diversity in identifying nominees for director, but has not adopted a formal, written diversity policy. The charter of the Nominating Committee sets forth a procedure for shareholders to follow in recommending director candidates to the Committee. Pursuant to the charter, a nominating shareholder should provide a written request that the Committee consider a particular candidate at least 90 days prior to the meeting at which the candidate would be elected. The request must include specified information about the candidate, including a discussion of his or her background and experience, and related matters, and the candidate must have certain attributes and experience, in each case as described in the charter.

5

For the Annual Meeting, the Nominating Committee did not receive a request from any shareholder for consideration of a director nominee candidate.

Executive Committee

The Executive Committee helps implement the Board’s overall directives as necessary. Members include C. Randel Lewis and Javier F. Pico. The Executive Committee does not regularly conduct formal meetings. The Executive Committee did not hold any meetings during 2018.

Hedging Committee

The Company has a Hedging Committee to review and approve the use of all swap agreements. The current members are C. Randel Lewis and J. Weldon Chitwood. The Hedging Committee did not formally meet in 2018 but discussed hedging matters informally several times during the year.

Risk Oversight

We face various risks in our business, including liquidity and operational risks. Liquidity risk is encountered in the context of balancing contractual commitments to spend capital and also is involved in our hedging commitments for oil and natural gas price protection. Any change in our hedging strategy will require the approval of the Board and the Hedging Committee.

General business operations are managed by our Chief Executive Officer, who reports to the Board. An annual budget is approved by the Board, with appropriate modifications as needed throughout the year by the Board. However, material budget variations are subject to prior approval by the Board, even if the category and fund allocation generally had been previously approved by the Board. In these situations, the Chairman will call a Board meeting to discuss specific terms, costs and variables, and associated risks, before committing the Company. We believe this process provides the Board with a continuing and key role in risk oversight.

Compensation Risk Assessment

We do not believe that our compensation programs encourage excessive risk taking. Risk mitigating factors of our compensation program and Board governance include:

●	A mix of short-term and long-term incentives designed to incentivize creation of long-term shareholder value; and

●	Caps on awards under our bonus programs, along with the use of targeted performance goals designed to emphasize metrics that lead to long-term shareholder value creation.

Principal Holders of Voting Securities and Ownership by Officers and Directors

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of October 21, 2019 by (a) each shareholder who is known to us to own beneficially 5.0% or more of our outstanding Common Stock; (b) each of our directors and director nominees; (c) each of our executive officers, and (d) all directors and executive officers as a group. This information is based on SEC reports or as otherwise known by us. Except as otherwise indicated, and except for shares subject to forfeiture, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of October 21, 2019. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of October 21, 2019 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Such options are assumed to be exercised for purposes of these calculations, even though such exercise prices are currently in excess of the closing price of our Common Stock of $0.48 per share as of October 21, 2019. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors, director nominees and officers is c/o 675 Bering, Suite 100, Houston, TX 77057.

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Title of Class	Name of Beneficial Owner	Position with Company	Beneficial Ownership		Percent of Class
	Directors, Director Nominees and Executive Officers

Common	C. Randel Lewis	Custodian, Interim Chief Executive Officer, Director	—		*
Common	Ryan L. Smith	Chief Financial Officer	216,817	(2)	1.6%
Common	Catherine J. Boggs	Director	—	(3)	*
Common	J. Weldon Chitwood	Director	20,000	(3)	*
Common	Javier F. Pico	Director	20,000	(3)	*
Common	David A. Veltri	Director, Former Chairman and Chief Executive Officer	273,665	(1)	2.0%
Common	Directors and executive officers as a group (6 people)		530,482		3.9%
Common	James W. Denny III	Director Nominee	—		*
Common	Patrick E. Duke(6)	Director Nominee	5,819,270	(7)	43.4%
Common	Randall D. Keys	Director Nominee	—		*
Common	D. Stephen Slack	Director Nominee	—		*

	Shareholders in Excess of 5%

Common	APEG Energy II, L.P.(6)	Shareholder	5,819,270	(4)	43.4%
Series A Convertible Preferred	Mt. Emmons Mining Company 333 N. Central Avenue Phoenix, AZ 85004	Series A Convertible Preferred Shareholder	793,349	(5)	5.6%**

* Less than one percent

**Represents percent of outstanding Common Stock assuming full conversion of Series A Convertible Preferred shares into Common Stock. Mt. Emmons Mining Company owns 100% of outstanding Series A Convertible Preferred shares.

(1)	Mr. Veltri’s beneficial ownership consists of (i) ownership of 256,998 shares of our Common Stock, and (ii) 16,667 shares underlying stock options that are presently exercisable.

(2)	Mr. Smith owns 94,500 shares of our Common Stock, vested stock options to purchase 50,000 shares, which are presently exercisable, and stock options to purchase 50,000 shares that vest in November 2019. Mr. Smith’s beneficial ownership also includes 22,317 shares currently owned by the ESOP that Mr. Smith has dispositive power over as an ESOP Trustee.

(3)	Independent directors were issued 20,000 options to purchase shares of our Common Stock on August 16, 2017 for their service on the board of directors. Ms. Boggs was not a director on August 16, 2017.

(4)	APEG Energy II, L.P. beneficial ownership based on information disclosed in the Form 3 filed with the Securities and Exchange Commission on April 24, 2019.

(5)	On February 11, 2016, Mt. Emmons Mining Company, a subsidiary of Freeport-McMoRan Inc., acquired 50,000 shares of our Series A Convertible Preferred Stock (“Series A Preferred Stock”) with an initial liquidation preference of $2,000,000 ($40.00 per share). The Series A Preferred Stock accrues dividends at a rate of 12.25% per annum and such dividends are not payable in cash but are accrued and compounded quarterly in arrears and added to the initial liquidation preference. As of December 31, 2018, the adjusted liquidation preference was approximately $2.9 million. In no event will the aggregate number of shares of Common Stock issued upon conversion be greater than 793,349 shares. The Series A Preferred Stock will generally not vote with the Company’s Common Stock on an as-converted basis on matters put before the Company’s shareholders.

(6)	Address is 2808 Flintrock Trace Suite 373, Austin, Texas 78738.

(7)	Mr. Duke may be deemed to indirectly beneficially own these shares, which are beneficially owned by APEG Energy II, L.P. Mr. Duke has shared voting power and shared investment power over these shares.

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PROPOSAL 1: ELECTION OF DIRECTORS

Directors

Our Board currently consists of five directors, Catherine J. Boggs, J. Weldon Chitwood, C. Randel Lewis, Javier F. Pico and David A. Veltri. However, during the year ended December 31, 2018 our Board consisted of only four directors, J. Weldon Chitwood, John Hoffman, Javier F. Pico and David A. Veltri, and we had one vacancy on the Board. The four-person Board ended up in deadlock on important votes. John Hoffman resigned as a director on May 22, 2019. On May 30, 2019, the Colorado Federal Court issued an order appointing Randel Lewis as our Custodian pursuant to the Wyoming Business Corporation Act, interim Chief Executive Officer and Chairman of the Board. The order noted that the primary purpose of having Mr. Lewis serve as Custodian was to allow for resolution of the aforementioned Board deadlock. Pursuant to the order, Mr. Lewis, as Custodian, was ordered to act in place of the Board to appoint one independent director to replace Mr. Hoffman. On June 13, 2019, Mr. Lewis appointed Catherine J. Boggs to serve as an independent director until the next annual meeting of our shareholders. Following the Annual Meeting, our directors are to vote on a new Chief Executive Officer to replace Mr. Lewis in that role, and Mr. Lewis will be discharged from serving as our Custodian, interim Chief Executive Officer and as a member of our Board. For more information regarding the Board deadlock and the appointment of Mr. Lewis as Custodian, see “Litigation – Litigation with Former Chief Executive Officer” below.

Our Articles of Incorporation provide for the division of our Board into three classes as equal in number as the total number of members of the Board provided in our Bylaws permit. Our Bylaws limit service of the independent directors to two three-year terms. If recommended by the Chairman of the Board and approved by the Board, an independent director may serve one additional three-year term.

The Board seats currently held by Mr. Veltri, our former Chief Executive Officer, President and Chairman, and Mr. Chitwood expire in 2019 and are up for election at the Annual Meeting. Neither Mr. Veltri nor Mr. Chitwood will stand for re-election. Additionally, Mr. Lewis, our court-appointed Custodian and interim Chief Executive Officer and Chairman of the Board, and Ms. Boggs, the independent director appointed by Mr. Lewis pursuant to a court order, will only serve through the Annual Meeting and will not stand for re-election. We will have a total of four Board seats up for election at the Annual Meeting. The Board has nominated James W. Denny III and Patrick E. Duke to fill the Class Two director seats that will expire in 2021 and Randall D. Keys and D. Stephen Slack to fill the Class One director seats that will expire in 2022. Mr. Pico currently holds the sole Class Three board seat, which expires in 2020, and therefore Mr. Pico’s seat is not up for election at the Annual Meeting. Each of James W. Denny III, Patrick E. Duke, Randall D. Keys and D. Stephen Slack was recommended for nomination by the Nominating Committee and confirmed for nomination by the Board.

Executive Officers

Our executive officers, unless otherwise subject to an employment agreement, are selected by the Board at the annual directors’ meeting that follows each annual shareholders’ meeting, to serve until the officer’s successor has been duly elected and qualified, or until earlier death, retirement, resignation or removal. Following the Annual Meeting, our Board will appoint a new Chief Executive Officer to replace Randel Lewis, our court-appointed Custodian and interim Chief Executive Officer and Chairman. Please see biographical information for our sole executive officer below, under the heading “Business Experience of Current Directors and Officers and Director Nominees.”

Litigation

APEG Energy II, L.P. (“APEG II”) and its general partner, APEG Energy II, GP (together with APEG II, “APEG”) are involved in litigation with the Company and our former Chief Executive Officer, David Veltri, as described below. APEG II holds approximately 43% of our outstanding Common Stock and was our secured lender prior to the maturity on July 30, 2019 of a credit facility the Company had with APEG II. The costs associated with the ongoing litigation have been a significant use of our existing cash. While we have historically funded all litigation costs out of operating cash flow, continued excessive legal fees associated with litigation could impair our liquidity profile and ability to fund significant drilling obligations.

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APEG II Litigation

On February 14, 2019, our Board received a letter from APEG II, our largest shareholder and, at that time, our secured lender under the credit facility, urging the Company to work with APEG II and other shareholders to establish a seven-person, independent board of directors, establish a corporate business plan and reduce our corporate general and administrative expenses.

On February 25, 2019, APEG II provided an access termination notice to our bank under our collateral documents, and the bank confirmed to the Company that access to our collateral accounts was terminated. On February 26, 2019, APEG II provided account disposition instructions to our operating subsidiary’s bank instructing the bank to deliver to APEG II all of the funds held in the collateral accounts, which totaled $1,794,294. The funds were wired by the bank to APEG II on March 1, 2019.

On March 1, 2019, David Veltri, our former Chief Executive Officer and President, filed a lawsuit against APEG II in the Company’s name (the “Texas Litigation”) by filing an Original Petition and Application for Temporary Restraining Order, Temporary Injunction, Permanent Injunction, and Appointment of Receiver, Case No. 2019-15528 (the “Action”), in the District Court of Harris County Texas, 190th Judicial District (the “State Court”), naming APEG II and its general partner as defendants. The State Court granted the motion for a temporary restraining order (“TRO”) and ordered APEG to return immediately the $1,794,294 in cash previously wired to APEG II.

On March 4, 2019, APEG II filed a Notice of Removal and an Emergency Motion to Stay or Modify State Court Temporary Restraining Order in the United States District Court for the Sothern District of Texas, Houston Division, Case No. 4:19-cv-00754 (the “Texas Federal Court”), in order to remove the Texas Litigation from the State Court to the Federal District Court and to stay or modify the TRO. Following a hearing on March 4, 2019, the Texas Federal Court vacated the TRO. On March 7, 2019, at the continued hearing on emergency motions, the Court ordered APEG to return our funds, less the outstanding balance due to APEG II under the credit facility of $936,620, and we received back $857,674.

On February 25, 2019, the Board held a meeting at which it voted to terminate for cause Mr. Veltri from his position as Chief Executive Officer and President as a result of using Company funds in excess of, and inconsistent with, certain authority granted by the Board and other reasons. Mr. Veltri, along with John Hoffman, a member of the Board, called into question whether or not such action was properly taken at the Board meeting. On March 8, 2019, our Audit Committee, as an official committee of the Board, represented by independent counsel retained by the Audit Committee, intervened by filing in the Texas Litigation an Emergency Motion of the Official Audit Committee of the Board of U.S. Energy Requesting Company Protections Necessary for Releasing Funds Pending Internal Investigation (the “AC Motion”). The AC Motion requested that the Texas Federal Court order that all of the Company’s funds, financial, and monetary matters be placed under the control of our Chief Financial Officer and that control of these functions be removed from our Chief Executive Officer, who the Audit Committee believed had been properly terminated by the Board on February 25, 2019.

On March 12, 2019, the Texas Federal Court granted the AC Motion and issued an additional Management Order, ordering that any disbursement made by us must be approved in writing by the Audit Committee in advance. Additionally, the Management Order stated that our Chief Financial Officer must be appointed as the sole signatory on all of our bank accounts.

Litigation with Former Chief Executive Officer

In connection with the above described litigation with APEG II, APEG II then initiated a second lawsuit on March 18, 2019 as a shareholder derivative action in Colorado against Mr. Veltri, our former Chief Executive Officer, Chairman of the Board, and President, as a result of his refusal to recognize the Board’s decision to terminate him for cause (the “Colorado Litigation”). The Company was named as a nominal defendant in the Colorado Litigation, Civil Action No. 1:19-cv-00801 before the United States District Court for the District of Colorado (the “Colorado Federal Court”), filed on March 18, 2019.

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The APEG II complaint in the Colorado Litigation alleged that Mr. Veltri’s employment was terminated by the Board of Directors and sought an injunction and temporary restraining order against Mr. Veltri to prevent him from continuing to act as Chief Executive Officer, President and Chairman, which he claimed he was entitled to continue doing. Mr. Veltri currently remains a member of the Board but will not stand for re-election.

Meanwhile, APEG II asserted claims against the Company directly in the Texas Litigation, while in roughly the same period, counsel for Mr. Veltri withdrew from the Texas Litigation, leaving the Company without counsel with respect to the claims asserted in the Company’s name and the APEG II claims asserted against the Company in the Texas Litigation. The Texas Federal Court ordered the Audit Committee to identify counsel to represent or act in the name of the Company in the Texas Litigation on or by April 30, 2019. On that date, the Audit Committee took over the control of the defense of the Company, prosecution of its claims against APEG II, and filed third-party claims on our behalf against Mr. Veltri and John Hoffman, asserting that Mr. Veltri was responsible for any damages that APEG II claims, including attorneys’ fees, and that Mr. Veltri and Mr. Hoffman should be removed from the Board of Directors in accordance with the laws of the State of Wyoming. On May 22, 2019, the Company and APEG II entered into a settlement agreement with Mr. Hoffman pursuant to which Mr. Hoffman agreed to resign from the Board of Directors and committees thereof, and we agreed to pay up to $50,000 of Mr. Hoffman’s legal fees incurred with respect to the Texas Litigation. Further, we released Mr. Hoffman from any claims related to the Texas Litigation, APEG II released the Company from any claims that may have been caused by Mr. Hoffman, and Mr. Hoffman released the Company and two of our current directors from any and all claims Mr. Hoffman may have.

In the Colorado Litigation, the Colorado Federal Court entered an order on May 16, 2019 (the “Order”) granting interim preliminary injunctive relief to APEG II against Mr. Veltri, holding that Mr. Veltri, without authorization, continued to hold himself out to be and continued to act as our President and Chief Executive Officer. Pursuant to the Order, Mr. Veltri was preliminarily enjoined from acting as, or holding himself out to be, our President and/or Chief Executive Officer. Ryan Smith, our Chief Financial Officer, was appointed temporary Custodian of the Company with the charge to act as our interim Chief Executive Officer.

On May 30, 2019, and following briefing by the parties to the Colorado Litigation, the Colorado Federal Court issued a subsequent order (the “Second Order”) appointing C. Randel Lewis as Custodian of the Company pursuant to the Wyoming Business Corporation Act and to take over for Mr. Smith in acting as our interim Chief Executive Officer and to serve on the Board of Directors as Chairman. As noted in the Second Order, two of our Board members had moved in the Board meeting on February 25, 2019 to terminate Mr. Veltri as President and Chief Executive Officer for cause by a vote of two to one. However, there was a dispute among the Board members as to whether the Board meeting was properly called and whether Mr. Veltri should have been allowed to vote on his own termination. The outcome of the vote on Mr. Veltri’s termination was in dispute as Mr. Veltri contended that he should have voted on his termination, and had he voted, Mr. Veltri would have voted against his own termination, thus creating a board deadlock preventing his termination. Specifically, Mr. Veltri contended the Board, which consisted of four members at that time, remained deadlocked on the issue, which prompted APEG II to file the above-mentioned suit against Mr. Veltri to have him removed as President and Chief Executive Officer. The Second Order noted that the primary purpose of having Mr. Lewis serve as Custodian was to resolve the aforementioned Board deadlock. Pursuant to the Second Order, Mr. Lewis, as Custodian, was ordered to act in place of the Board to appoint one independent director to replace Mr. Hoffman. On June 13, 2019, Mr. Lewis appointed Catherine J. Boggs to serve as an independent director until the next annual meeting of our shareholders. Following the Annual Meeting, the Board is to vote on a new Chief Executive Officer to replace Mr. Lewis in that role, and Mr. Lewis will be discharged from serving as the Company’s Custodian, interim Chief Executive Officer and as a member of the Board.

Following the issuance of the Second Order, the Audit Committee, which had been continuing its investigation into Mr. Veltri’s actions while he served as President and Chief Executive Officer, engaged an independent accounting firm to conduct a forensic accounting of our books and records in an effort to determine whether certain of Mr. Veltri’s actions regarding his use of Company funds was appropriate and authorized. See “Audit Committee Investigation” below. Following the completion of such investigation, the Audit Committee met on June 21, 2019 and voted unanimously to recommend to the Board to reaffirm its termination of Mr. Veltri for cause by ratifying its prior actions at the Board meeting on February 25, 2019. The Board, which following the issuance of the Second Order was reconstituted with all five members as required by our Bylaws and the Second Order, met on August 5, 2019 and received a report from the Audit Committee. Following such report, the Board approved and ratified the termination of Mr. Veltri as President and Chief Executive Officer for cause.

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Both the Texas Litigation and the Colorado Litigation remain pending. On September 18, 2019, APEG II filed a motion for voluntary dismissal with the Colorado Federal Court seeking to dismiss the Colorado Litigation, to discharge Randel Lewis as Custodian and interim Chief Executive Officer and a director, and reimbursement of its expenses and attorneys’ fees that it incurred in connection with the Colorado Litigation. In its motion for dismissal, APEG II stated that its claims (i) to request a declaratory judgment that Mr. Veltri was validly terminated as Chief Executive Officer and President of the Company by the Board on February 25, 2019 and (ii) to request an injunction enjoining Mr. Veltri from acting as the Chief Executive Officer and President of the Company have both been addressed and are now moot. On October 16, 2019, Mr. Veltri filed his response to the motion for dismissal. In his response, Mr. Veltri argued that APEG II’s motion for dismissal should be denied by the Federal Court because (i) the Company should continue to operate under the guidance of the independent Custodian pending the outcome of a trial on the merits of the action, (ii) until the Custodian provides the Company with all of the relief set forth in the Second Order, the claims in the Colorado Litigation are not moot and the action should not be dismissed, (iii) the other Company shareholders’ interests will otherwise be negatively impacted if the Custodian is prematurely dismissed as the Company would be left without a Chief Executive Officer to run the Company’s business, the Board would again become a four-member Board subject to deadlock, and there would be no one to ensure the Annual Meeting occurs, and (iv) APEG II should not be entitled to any attorneys’ fees. As of October 22, 2019, the Colorado Federal Court had not yet ruled on APEG II’s motion for dismissal or Mr. Veltri’s response.

Audit Committee Investigation

Following the termination of our former Chief Executive Officer, President and Chairman of the Board on February 25, 2019, the Company’s independent auditors, Plante & Moran PLLC, informed the Audit Committee that the auditors had found at least one instance of irregularities in the submission and payment of expense reports with respect to the former Chief Executive Officer. Our Audit Committee engaged independent legal counsel, which engaged an independent accounting firm to conduct a forensic accounting investigation of our expense reporting system in relation to issues raised by our independent auditors regarding potential financial improprieties related to expense reports, including examining expense reports and third-party expenditures made by or through the former Chief Executive Officer or his staff. The investigation was expanded into a forensic investigation of the integrity of our computer-based record keeping after Mr. Veltri and Mr. Hoffman managed to reset the security codes to give them complete control of our books and records temporarily and exclude our other officers and directors from accessing those records during that period, which further raised concerns with respect to material weaknesses in our internal control over financial reporting. The scope of the forensic accounting and investigation covered the period from January 1, 2017 through March 31, 2019. The Audit Committee has taken certain steps in response to the forensic accounting investigation.

The forensic accounting investigation was completed on June 13, 2019 and resulted in the finding of a number of irregularities and reimbursements for personal expenses or expenses that were unrelated to furthering the Company’s business. An expense report was submitted in October 2018 that included $1,537 for the registration of a vehicle owned by an affiliated entity of Mr. Hoffman, as well as insurance premiums for the vehicle totaling $813. Mr. Hoffman repaid the Company in full for such amounts in connection with his resignation and settlement agreement with the Company in May 2019. It is possible that these payments by the Company on behalf of Mr. Hoffman could be deemed to be in violation of Section 402 of the Sarbanes-Oxley Act of 2002. However, we have not made a determination as of the date hereof if such payments resulted in a violation of that provision. If, however, it is determined these payments violated the prohibitions of Section 402, we could be subject to investigation and/or litigation that could involve significant time and costs and may not be resolved favorably. We are unable to predict the extent of its ultimate liability with respect to these payments. The costs and other effects of any future litigation, government investigations, legal and administrative cases and proceedings, settlements, judgments and investigations, claims and changes in this matter could have a material adverse effect on our financial condition and operating results.

In addition, the investigation found that our former Chief Executive Officer and President, David Veltri, had expense reports that consistently lacked detailed receipts and descriptions of the business purpose of each expense. The expense reimbursements did not go through a review process or require Board approval or approval from any other employee, as we did not have in place any expense report policy or other process for pre-approving expenses prior to incurring such expense. Mr. Veltri was the sole signatory on our bank accounts and effectively had sole authority to approve his own expense reports when he provided reimbursement checks to himself and controlled all funds of the Company.

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The forensic accounting investigation and our internal investigation also identified numerous expense items on Mr. Veltri’s expense reports that appeared to be personal in nature, or lacked adequate documentation showing that such expense was for legitimate business purposes. These expense items totaled at least $81,014, of which $32,194 was incurred during the year ended December 31, 2017, $34,203 was incurred during the year ended December 31, 2018 and $14,617 was incurred during 2019 prior to Mr. Veltri’s termination. We have reclassified the entire $81,014 reimbursed to Mr. Veltri as additional compensation and taxable income. In addition, we have accrued payroll taxes payable on the additional compensation, however, we have not accrued penalties and interest that may be assessed because the amount of such penalties and interest cannot be reasonably determined.

The report also indicated that Mr. Veltri used the Company’s vendors for his own personal benefit. Mr. Veltri bypassed our accounts payable process by paying third-party vendors personally through expense reports and then approved his own expense reports, which limited the visibility of the payments and review by our accounting personnel. Mr. Veltri personally obtained reimbursements for several charges incurred by a consultant hired by the Company, which consultant potentially had a conflict of interest with the Company. The reimbursements totaled $2,710, and such reimbursements were highly unusual since the consultant included its expenses directly on its own invoices. The independent accounting firm conducting the forensic accounting investigation called into question other payments made to the consultant because of the vagueness of the work descriptions and project details provided by the consultant, and the independent accounting firm questioned Mr. Veltri’s judgment and the legitimacy of the services provided by the consultant for which we paid a total of $38,774. The forensic investigation revealed that Mr. Veltri may have made personal loans to the owners of the consulting firm, which indicates that a conflict of interest existed between Mr. Veltri’s personal interests and the Company’s best interests.

Mr. Veltri also incurred $47,156 in third-party professional fees in connection with a potential transaction with a company controlled by a former Board member, which transaction and related expenses in evaluating the potential transaction were not approved by the Board. The professional fees when incurred were treated as unevaluated prospect cost and included in unproved oil and gas properties. At December 31, 2018, the total amount of the fees was impaired and transferred to the full cost pool.

Mr. Veltri also entered into an agreement to acquire some oil and natural gas properties for which the Board authorized $250,000, which amount was fully refundable, subject to the funds being held in escrow pending the closing of the acquisition. Mr. Veltri wired the funds directly into the seller’s account, rather than escrowing such funds, and also paid the seller an additional amount of $124,328, which amount was not authorized by the Board, as well as $40,578 for professional services. The transaction never closed. We are currently seeking a refund of such funds from the seller, who made a partial payment of $50,000 in September 2019. While we are pursuing collection of the deposit, we have established an allowance for the remaining $324,328 due from the seller due to the uncertainty of collection of the deposit.

Business Experience of Current Directors and Officers and Director Nominees

Set forth below is certain biographical information for each director and executive officer as of the date of this filing. The Nominating Committee selects director nominees based on their skills, achievements, and experience, and believes that each nominee should have experience in positions of responsibility and leadership and an understanding of our oil and natural gas exploration and production business. Our overall objective is to identify a group of directors that can best contribute to our long-term success. All of the directors and the nominees discussed below are seasoned leaders who collectively bring to the Board a vast array of oil and natural gas industry, public company and private company and other business experience, all at the senior executive officer level, and who meet our director qualification standards. Among other attributes, the members of our Board possess a wide breadth of varied skills, experience and leadership in the natural resources and energy industries, finance and accounting, risk management, operations management, strategic planning, business development, regulatory and government affairs, corporate governance, human resources and compensation, and public policy—qualities that led the Nominating Committee and the Board to conclude that these individuals should serve as our directors at this time, in light of our business and structure, overall industry environment, and our long-term strategy. The specific experiences, qualifications, attributes, and skills of each director and nominee are briefly described below. In addition, the directors and nominees represent diverse backgrounds, skill sets, and viewpoints, with a blend of historical and fresh perspectives, and have a demonstrated ability to work collaboratively with candid discussion.

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Catherine J. Boggs (65) - Independent Director. Ms. Boggs was appointed to the Board by our court-appointed Custodian and interim Chief Executive Officer on June 13, 2019. Ms. Boggs will serve on our Board until the Annual Meeting. Ms. Boggs was appointed to the Board of Directors of Hecla Mining Company, a publicly traded company, in January 2017 and continues to serve on this board. Ms. Boggs served as General Counsel at Resource Capital Funds from January 2011 until her retirement in February 2019. Prior to that, she served as Senior Vice President, Corporate Development at Barrick Gold Corporation from January 2009 to December 2010 and Vice President from July 2005 to 2008. Ms. Boggs was also an international partner at the law firm of Baker & McKenzie from July 2001 to July 2005. She has 37 years of experience as a mining and natural resources lawyer with experience in domestic and international mining projects.

J. Weldon Chitwood (54) - Independent Director. Mr. Chitwood was appointed to the Board on May 8, 2017 and will continue to serve as a director until the Annual Meeting. Mr. Chitwood served as President, Director, and Regional Vice President of Shaw Industries Subsidiaries, Spectra Flooring and Carpets International in Seattle, San Francisco and London from 1988 to 2005. Since that time he has served in various executive and board of director roles for Brand Partners from 2003 to 2004, Beaulieu Group from 2005 to 2013, Mohawk Industries from 2014 to 2016, Vice President, Real Estate Operations for Angelus Private Equity Group from 2016 to 2018, and is currently Regional Vice President with Happy Feet International. With the exception of Angelus Private Equity Group, the parent organization of APEG Energy II, L.P., which is an affiliate of the Company, none of the entities with which Mr. Chitwood has been employed is a parent, subsidiary, or affiliate of the Company. The Board has concluded that Mr. Chitwood’s experience qualifies him for service as an independent director and as a member of the Compensation, Audit, Hedging and Nominating Committees.

James W. Denny III (72) – Independent Director Nominee (Class Two). Mr. Denny possesses more than 45 years of industry related experience. Mr. Denny previously served as Executive Vice President of Operations for Lilis Energy during 2018 and 2019. Mr. Denny served as Vice President at Siltstone from 2016 to 2018 and as Magnum Hunter Resource Corporation’s Executive Vice President of Operations and as President of the Appalachian Division from 2007 to 2016. Mr. Denny also served as President and Chief Executive Officer of Gulf Energy Management Company, a wholly-owned subsidiary of Harken Energy Corporation from 2002 to 2007. In his capacity as President and Chief Executive Officer of Gulf Energy Management, Mr. Denny was responsible for all facets of Gulf Energy Management’s North American operations. He is a registered professional engineer in the state of Louisiana and is a certified earth scientist. He is also a member of various industry associations, including the American Petroleum Institute, the National Society of Professional Engineers, the Society of Petroleum Engineers and the Society of Petroleum Evaluation Engineers. He is a graduate of the University of Louisiana-Lafayette with a Bachelor of Science in Petroleum Engineering. The Board has concluded that Mr. Denny’s experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

Patrick E. Duke (54) – Director Nominee (Class Two). Mr. Duke is the managing partner of The Angelus Group, which he co-founded in 2014, and also is the founder, president, and managing director of Duke Capital, which has been operating for approximately 17 years, and was president of Lone Star Builders. Before that, as CEO of Ameracall and National Wireless, Mr. Duke revolutionized the marketing of wireless services for Southwestern Bell, Century, Cellunet, and Bell South. As their largest agent, he delivered more than 10,000 customers per month. He also has extensive experience in negotiating public-switched telephone (PSTN) agreements. As an investment banker for Sun Technologies, Mr. Duke was responsible for developing and managing market targeted acquisitions totaling more than $200 million in various technology sectors. Mr. Duke’s professional experience includes high levels of success in multiple industries: energy, real estate, investing, and technology. To date, Mr. Duke has been involved in predominantly onshore oil and gas transactions exceeding a total of $150 million. In addition, he co-founded an oil and gas exploration company that was eventually sold to Placid Oil Company, which is owned by the Hunt Family in Dallas, Texas. As president of Lone Star Building and Remodeling, Mr. Duke used his Certified Real Estate Appraiser background to value, purchase, refurbish, and sell over $300 million in value-added real estate properties in Texas, particularly in and around strategic locations in Austin, Houston, and Dallas.

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Randall D. Keys (60) – Independent Director Nominee (Class One). Mr. Keys served as Chief Executive Officer of Evolution Petroleum Corporation, a NYSE-listed exploration and production company, prior to his retirement in 2018. He joined Evolution in 2014 as Chief Financial Officer. Mr. Keys has over 35 years of experience in the oil and gas industry, including positions as Chief Financial Officer of public energy companies. He earned a B.B.A. in Accounting from the University of Texas at Austin and began his career with the accounting firm of KPMG. The Board has concluded that Mr. Keys’ broad experience in the energy industry qualifies him for service as an independent director. Further, his experience as a financial officer in public energy companies, experience with SEC reporting requirements and his education and prior certification as a CPA qualifies him to serve as an Audit Committee Financial Expert.

C. Randel Lewis (60) – Custodian/Interim Chief Executive Officer/Director. Mr. Lewis was appointed to the Board as chairman on May 30, 2019 per court order. Mr. Lewis will serve as a director, interim Chief Executive Officer and court-appointed Custodian through the Annual Meeting. Mr. Lewis has extensive experience in developing and managing successful business solutions in highly contested environments. He serves regularly as a court-appointed receiver, liquidating trustee, turnaround advisor, expert witness and mediator in distressed business situations. Mr. Lewis is a fellow of the College of Law Practice Management and a founding fellow of the Redwood Think Tank (an invitation-only management forum assembled to study and formulate solutions to significant professional service firm management issues). He is a regular contributor to the professional education programs of the Turnaround Management Association and the Urban Land Institute. He is a member of the National Association of Corporate Directors and the Society of Corporate Governance Professionals. He was a co-instructor of mediation and negotiation at the Stanford Law School and is a guest lecturer on Receivership and Creditors’ Rights issues.

Javier F. Pico (60) - Independent Director (Class Three). Mr. Pico was appointed to the Board on May 8, 2017 and elected by the shareholders on July 17, 2017. Mr. Pico has practiced law for 27 years and has been the Managing Partner of Javier F. Pico, P.C. Law Offices in Boston, Massachusetts since 1992 where he practices business, real estate and immigration law. He received his Juris Doctor from the Boston University School of Law and is licensed to practice law in New York and Massachusetts. The Board has concluded that Mr. Pico’s experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

D. Stephen Slack (70) – Independent Director Nominee (Class One). Mr. Slack is the former President and Chief Executive Officer of South Bay Resources, L.L.C., a privately held oil and gas exploration and production company, and of its subsidiary South Bay Resources Canada, Inc. Prior to founding South Bay in 2001, Mr. Slack served as Senior Vice President and Chief Financial Officer of Pogo Producing Company, Inc. (formerly NYSE: PPP), an independent oil and gas producer, from 1988 to 1998, and as a director from 1990 to 1998. From March 2003 to August 2010, Mr. Slack served as a director of The Cornell Companies, Inc. (formerly NYSE: CRN). During his tenure, Mr. Slack served as chair of the Audit Committee, the Committee’s designated financial expert and as a member of the Compensation Committee. Mr. Slack received his bachelor’s degree from the University of Southern California and his Master of Business Administration (M.B.A.) from Columbia University. The Board has concluded that Mr. Slack’s experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

Ryan L. Smith (36) – Chief Financial Officer. Mr. Smith has served as our Chief Financial Officer since May 2017 and consulted for us from January 2017 to May 2017. Prior to this position, Mr. Smith served as the Chief Financial Officer of Emerald Oil Inc. from September 2014 to January 2017 and its Vice President of Capital Markets and Strategy from July 2013 to September 2014. Prior to joining Emerald Oil, Mr. Smith was a Vice President in the Investment Banking Group of Canaccord Genuity and focused solely on the energy sector. Mr. Smith joined Canaccord Genuity in 2008 and was responsible for the execution of public and private financing engagements along with mergers and acquisitions advisory services. Prior to joining Canaccord Genuity, Mr. Smith was an Analyst in the Energy Group of Wells Fargo, working solely with upstream and midstream oil and gas companies. Mr. Smith holds a Bachelor of Business Administration degree in Finance from Texas A&M University.

David A. Veltri (61) – Director. Mr. Veltri served as the Company’s President and Chief Executive Officer from September 2015 until his termination in February 2019, and he previously served as the Company’s President and Chief Operating Officer beginning in December 2014. Since December 2015, Mr. Veltri has served as a director of the Company and will continue to serve as a director until the Annual Meeting. Mr. Veltri served as Chief Operating Officer of Emerald Oil, Inc. from November 2012 until December 2014. Mr. Veltri served as an independent petroleum engineering consultant from October 2011 through November 2012. From August 2008 through September 2011, Mr. Veltri served as Vice President/General Manager of Baytex Energy USA Ltd., where he managed business unit operations, capital drilling programs, lease maintenance and producing properties in the Williston Basin in North Dakota. From September 2006 to July 2008, Mr. Veltri was Production Manager at El Paso Exploration and Production Company, where he managed producing oil and natural gas properties located in northern New Mexico. Mr. Veltri received a Bachelor of Science in Mining and Engineering from West Virginia University.

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Delinquent Section 16(a) Reports

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), directors, executive officers, and persons beneficially holding more than 10% of our Common Stock must report their initial ownership of our Common Stock and any changes in that ownership in reports that must be filed with the SEC and us. The SEC has designated specific deadlines for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due.

Based solely on a review of reports furnished to us and written representations from the filing persons, all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed in 2018 under Section 16(a) of the Exchange Act, other than (i) APEG Energy II, L.P., which did not timely file its Form 3, (ii) David A. Veltri did not timely file one Form 4, and (iii) Ryan Smith did not timely file one Form 4.

Board Recommendation

The Board recommends you vote “FOR” each director nominee contained in Proposal 1. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve the election of (i) James W. Denny III and Patrick E. Duke as Class Two directors of the Company to serve until the second succeeding annual meeting of shareholders to be held in 2021 and until their successors have been duly elected or appointed and qualified, and (ii) Randall D. Keys and D. Stephen Slack as Class One directors of the Company to serve until the third succeeding annual meeting of shareholders to be held in 2022 and until their successors have been duly elected or appointed and qualified.”

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board seeks shareholder ratification of the Audit Committee’s engagement and appointment of Plante & Moran PLLC (“Plante Moran”), certified public accountants, to act as the independent registered public accounting firm for our financial statements for the year ending December 31, 2019. The Audit Committee has not determined what action, if any, would be taken should the appointment of Plante Moran not be ratified at the meeting. A representative from Plante Moran will be present at the Annual Meeting in person or by telephone to respond to appropriate questions and will be provided the opportunity to make a statement at the meeting.

Principal Accounting Fees and Services

The Audit Committee approves the terms of engagement before we engage the audit firm for audit and non-audit services, except as to engagements for services outside the scope of the original terms, in which instances the services are provided pursuant to pre-approval policies and procedures established by the Audit Committee. These pre-approval policies and procedures are detailed as to the category of service and the Audit Committee is kept informed of each service provided. These policies and procedures, and the work performed pursuant thereto, do not include any delegation to management of the Audit Committee’s responsibilities under the Exchange Act.

Plante Moran, the Company’s independent registered accounting firm for the fiscal year ended December 31, 2018, charged the following fees related to our 2018 financial statements through September 10, 2019, all of which were approved by the Audit Committee:

Audit fees	$380,483
Audit-related fees(1)	$19,141
Tax fees(2)	$2,900
All other fees	$-

(1) Audit-related fees represent fees associated with the review of a potential acquisition transaction and additional work related to governance issues.

(2) Tax fees represent fees associated with filing extensions for the Company’s 2018 income tax returns.

On May 31, 2018, our audit committee engaged EKS&H, LLP (“EKS&H”), which, in October 2018, merged with Plante Moran and took the name Plante & Moran PLLC, to serve as our independent registered public accounting firm.

Moss Adams LLP (“Moss Adams”) audited our financial statements for the year ended December 31, 2017. Hein & Associates LLP (“Hein”), which audited our financial statements for the year ended December 31, 2016, combined with Moss Adams in November 2017. On April 30, 2018, our Audit Committee Chairman and Chief Financial Officer received notice that Moss Adams declined to stand for re-election as our independent registered public accounting firm. Moss Adams charged the following fees related to our 2017 and 2018 financial statements, all of which were approved by the Audit Committee:

	2017	2018
Audit fees	$99,750	$25,000
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-

Relationship with Independent Accountants

The audit report of Moss Adams on the Company’s financial statements for the year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2018, there were no disagreements between the Company, Moss Adams or Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, except as described in the following sentence. A disagreement occurred with Hein during the quarter ended June 30, 2017, which pertained to the Company’s liquidity profile and its ability to continue as a going concern. The disagreement was resolved between the Company and its independent auditor with no misstatements or related adjustments to the Company’s financial statements.

During the two most recent fiscal years ended December 31, 2018, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K concerning Moss Adams or Hein, except that for the year ended December 31, 2017, a material weakness existed in our internal control over financial reporting, as described in Item 9A to our annual report on Form 10-K for the year ended December 31, 2017.

Board Recommendation

The Board recommends you vote “FOR” Proposal 2. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders ratify the Audit Committee’s appointment of Plante & Moran PLLC, certified public accountants, to act as the auditors of the Company’s financial statements for the year ending December 31, 2019.”

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act, our shareholders are entitled to cast an advisory “say-on-pay” vote at the Annual Meeting to approve the compensation of the Company’s executive officers named in the Summary Compensation Table below, as disclosed in this Proxy Statement. We will hold an advisory vote on executive compensation every year until the next required advisory vote with respect to the frequency of advisory votes on executive compensation. At the 2018 annual shareholders’ meeting, the say-on-pay vote was 6,903,532 votes for, 474,490 votes against, and 16,807 shares abstaining.

As an advisory vote, the result of the vote on this Proposal 3 is not binding on the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for Named Executive Officers referenced in the Summary Compensation Table below.

Our executive compensation programs are designed to provide a competitive level of compensation to attract, motivate and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance shareholder value.

Summary Compensation Table

The table below sets forth information regarding compensation for the individuals who served as our Chief Executive Officer and Chief Financial Officer during 2018, who are referred to as our “Named Executive Officers”, for the years indicated:

Name and Position	Year	Salary	Bonus	Stock Awards		Option Awards	All Other Compensation		Total

David A. Veltri	2018	$366,602	$359,000	$424,425		$-	$42,596	(3)	$1,192,614
Former Chief Executive Officer	2017	$359,008	$-	$34,999	(2)	$-	$32,194	(3)	$426,201

Ryan L. Smith	2018	$245,077	$192,000	$181,500		$-	$8,250	(4)	$626,827
Chief Financial Officer(1)	2017	$150,658	$-	$-		$94,757	$80,400	(4)	$325,815

(1)	Mr. Smith was appointed Chief Financial Officer on May 23, 2017. Mr. Smith previously consulted for the Company from January 16, 2017 until his appointment as Chief Financial Officer.
(2)	On September 23, 2016, the Board of Directors granted 58,500 shares of restricted stock to each member of the Board. In connection with the resignations of four members of the Company’s Board, the restricted stock grants were amended and all members of the Board subsequently agreed to accept 33,332 fully-vested shares each, in lieu of the 58,500 share grants.
(3)	All Other Compensation for Mr. Veltri in 2018 is comprised of $34,203 paid to Mr. Veltri on expense reports for items that may have been personal in nature, employer 401(k) matching contributions of $8,250 and life insurance of $143. All other compensation in 2017 represents amounts paid to Mr. Veltri on expense reports that may have been personal in nature.
(4)	All Other Compensation for Mr. Smith in 2017 is primarily comprised of consulting fees. All Other Compensation in 2018 is comprised of the employer 401(k) matching contributions.

Outstanding Equity Awards

The following table provides information relating to the unexercised stock options and the unvested stock awards for the Named Executive Officers as of December 31, 2018. Each award to each Named Executive Officer is shown separately, with a footnote describing the award’s vesting schedule.

	Stock Option Awards					Restricted Stock Awards
	Number of Securities Underlying			Option	Option	Shares of Restricted Stock
	Unexercised Options			Exercise	Expiration	That Have Not Vested
Name	Exercisable		Unvested	Price	Date	Number	Market Value

David A. Veltri	16,667		-	$9.00	1/1/2025	-	$0

Ryan L. Smith	50,000	(1)	50,000	$1.16	11/10/2027	-	$0

(1)	In November 2017, Mr. Smith was granted a stock option award for 100,000 shares of Common Stock, of which one-half of the shares vest on the anniversary dates of the grant in November 2018 and 2019.

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Potential Payments Upon Termination or Change in Control

Our Named Executive Officers are eligible to receive certain severance benefits and change in control benefits pursuant to their employment agreement. The potential severance and change in control benefits that our Named Executive Officers, other than Mr. Veltri, whose employment agreement has been terminated by the Company, could have received as of December 31, 2018 are described below.

The Company entered into an agreement with Mr. Smith on November 21, 2018. Mr. Smith’s agreement has a term continuing until January 1, 2020, following which Mr. Smith’s employment will be on at “at-will” basis.

Mr. Smith’s employment agreement provides for base salary, bonus and entitles him to participate in the Company’s Amended and Restated 2012 Equity and Performance Incentive Plan under such terms and conditions as the Company may determine for any applicable calendar year.

In the event that Mr. Smith incurs a termination from employment by the Company without Cause (defined below) outside of a Change of Control (defined below) event, Mr. Smith would be entitled to receive the following benefits: (a) all accrued but unpaid base salary through the date of termination; (b) unpaid or unreimbursed expenses; (c) any benefits provided under the Company’s employee benefits plans in accordance with the terms contained in such plans; (d) reasonable relocation costs in accordance with written Company policy; (e) unpaid bonus; (f) cash payment equal to twelve (12) months of the employee’s base salary; (g) cash payment equal to 12 months of COBRA; and (h) immediate vesting of any and all equity or equity-related award previously awarded to the employee irrespective of the type of award.

In the event that Mr. Smith terminates his employment for Good Reason (defined below) outside of a Change of Control event, Mr. Smith would be entitled to receive the following: (i) the payments identified in (a) through (e) of the preceding paragraph; and (ii) a cash payment equal to twelve months of COBRA.

In the event that Mr. Smith incurs a termination from employment by the Company without Cause or for Good Reason in connection with a Change of Control during the twelve (12) month period following such Change of Control, Mr. Smith would be entitled to receive the following: (a) all accrued but unpaid base salary through the date of termination; (b) unpaid or unreimbursed expenses; (c) any benefits provided under the Company’s employee benefits plans in accordance with the terms contained in such plans; (d) reasonable relocation costs in accordance with written company policy; (e) unpaid bonus; (f) cash payment equal to 12 months of COBRA; (g) immediate vesting of any and all equity or equity-related award previously awarded to the employee irrespective of the type of award; (h) cash payment equal to 1x the total base salary plus an amount equal to the total value of the annual bonus amount paid during the preceding fiscal year.

Mr. Smith’s employment agreement defines Cause as: (i) a material breach of the terms and conditions of employee’s employment agreement with the Company, (ii) employee’s act(s) of gross negligence or willful misconduct in the course of employee’s employment hereunder that is injurious to the Company, (iii) willful failure or refusal by employee to perform in any material respect employee’s duties or responsibilities, (iv) misappropriation by employee of any assets of the Company, (v) embezzlement or fraud committed by employee, or at employee’s direction, (vi) employee’s conviction of, or pleading “guilty” or “no contest” to, a felony under state or federal law.

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Mr. Smith’s employment agreement defines Change of Control as the first to occur of any of the following: (i) “change of control event” with respect to the Company, within the meaning of Treas. Reg. §1.409A-3(i)(5); (ii) during any period of two years, individuals who at the beginning of such period constitute the Board (and any new director whose election by the Company’s shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason to constitute a majority thereof; or (iii) a merger, consolidation, or reorganization of the Company with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

Mr. Smith’s employment agreement defines Good Reason as: without employee’s consent, (i) a material diminution in employee’s title, duties, or responsibilities, (ii) the failure of the Company to pay any compensation pursuant to the employment agreement when due or to perform any other obligation of the Company under the employment agreement, or (iii) the relocation of employee’s principal place of employment by more than fifty (50) miles.

Non-Employee Director Compensation

We generally use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board. Additionally, our directors are reimbursed for reasonable travel expenses incurred in attending meetings. In setting director compensation, we consider the significant amount of time that directors expend fulfilling their duties to us as well as the skill level required of such directors. Mr. Veltri, as an employee of the Company during 2018, did not receive additional compensation for service on the Board. For the year ended December 31, 2018, all non-employee director compensation was paid in cash as shown below:

	Nature of Director Fees
Director Name	Director	Committee	Stock Awards	Total
J. Weldon Chitwood	$7,500	$-	$-	$7,500
John G. Hoffman(1)	7,500	-	-	7,500
Javier F. Pico	11,250	-	-	11,250
All directors as a group	$26,250	$-	$-	$26,250

(1)	Mr. Hoffman resigned from the Board on May 22, 2019.

Compensation Committee

We have a Compensation Committee, the members of which are J. Weldon Chitwood and Javier F. Pico. These members are independent under applicable criteria established by Nasdaq. The Compensation Committee met formally on one occasion in 2018 and discussed compensation matters informally several times during the year. All Compensation Committee members attended all meetings of the Committee during 2018 either in person or by telephone.

The Compensation Committee reviews and recommends to the Board compensation packages for our officers. The Compensation Committee may delegate to a subcommittee or to our Chief Executive Officer or other officer such of its duties and responsibilities as the Compensation Committee deems to be in the best interests of the Company, provided such delegation is not prohibited by law or Nasdaq rule.

Compensation Risk Assessment

We do not believe that our compensation programs encourage excessive risk taking. Risk mitigating factors of our compensation program and Board governance include:

●	A mix of short-term and long-term incentives designed to incentivize creation of long-term shareholder value; and
●	Caps on awards under our bonus programs, along with the use of targeted performance goals designed to emphasize metrics that lead to long-term shareholder value creation.

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Equity Compensation Plan Information

A summary of the combined activity in each of our equity incentive plans for the year ended December 31, 2018, is as follows:

	Number of Shares to be Issued Upon:
	Exercise of Outstanding Options		Vesting of Restricted Stock
	Number of Shares	Weighted Average Exercise Price of Shares	Number of Shares	Weighted Average Grant Date Price	Securities Available for Future Issuance

Plans Approved by Shareholders
2001 Incentive Stock Option Plan	67,558	$15.12	-	-	-
2008 Stock Option Plan for Independent Directors and Advisory Board Members	29,779	$19.66	-	-	-
2012 Equity and Performance Incentive Plan	292,350	$5.23	205,547	$1.26	981,008
Total	389,687	$8.05	205,547	$1.26	981,008

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Certain Relationships and Related Transactions

Family Employment

We have adopted a nepotism policy pursuant to which family members of any employee, which include fathers, mothers, siblings, sons, daughters, nieces, nephews or grandchildren, may not be hired or terminated by a direct family member. Additionally, family members are not allowed to participate in any discussion relating to the setting of compensation rates for other family members. An immediate relative of any employee can only be hired after the Compensation Committee has reviewed the application of the direct family member and has satisfied itself that (a) the position is necessary, (b) the position has been adequately advertised, (c) other applicants have been interviewed by non-family managers of the Company and (d) the family member is the most qualified candidate for the position. Further, written approval from the Chairman of the Compensation Committee must be received along with an approved rate of pay before any family members of any employees, officers or directors can be employed and paid by us.

Related Person Transaction Policy

From time to time, we have entered into transactions with certain “related persons,” a category that generally includes executive officers, directors, and beneficial owners of 5% or more of our Common Stock, and immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as “related party transactions.” The Audit Committee is responsible for the review and approval of each related party transaction exceeding $120,000, although, as a matter of practice, the Audit Committee reviews, and, if appropriate, approves, all related party transactions regardless of the amount involved.

The Audit Committee considers all relevant factors when determining whether to approve a proposed related party transaction, including (without limitation):

●	the size of the transaction and the amount of consideration that might be paid to a related person;

●	the nature of the interest of the applicable related person; and

●	whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties.

Implementation of the Policy

In determining whether to approve a proposed related party transaction, the Audit Committee must be reasonably satisfied that:

●	the transaction likely will significantly benefit all shareholders, even though it will provide a benefit to the related parties; and

●	goods or services of comparable quality either cannot be obtained from third parties in time to meet the Company’s needs or can be obtained but at a significantly higher cost.

In appropriate circumstances, the Audit Committee may enlist outside sources to obtain information about the possibility of using third-party vendors’ goods and/or services.

Compensation of certain related persons other than executive officers is determined by the Compensation Committee rather than the Audit Committee as discussed in “Family Employment.” The policy has been followed by the Committee since 2004.

Related Party Transactions

Since January 1, 2018, there were no related party transactions that would require disclosure under SEC rules.

Board Recommendation

The Board recommends you vote for Proposal 3. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of our Named Executive Officers for 2018 as disclosed in the Proxy Statement for U.S. Energy’s 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, the compensation tables and the narrative disclosures that accompany the compensation tables.”

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PROPOSAL 4: APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION RELATED TO CORPORATE GOVERNANCE AND OTHER TECHNICAL AMENDMENTS

We are asking our shareholders to approve certain amendments (the “Amendments”) to our Articles of Incorporation, which we believe will contribute to strong corporate governance. The following description of the Amendments is a summary only and is qualified in its entirety by reference to the complete text of the Amendments as shown in the Amended and Restated Articles of Incorporation appended to this Proxy Statement as Appendix A, which we encourage our shareholders to read in its entirety.

The Amendments would amend our Articles of Incorporation by:

●	removing the list of specific purposes of the Company and instead simply stating that the purpose for which the Company is organized is to engage in any activity or business not in conflict with the laws of the State of Wyoming or of the United States;
●	providing the Board with broader discretion in issuing shares of blank check preferred stock;
●	eliminating the requirement that the Board consist of between three to seven directors and instead providing that the number of directors shall be the number fixed from time to time in accordance with our Bylaws;
●	providing that any vacancy in the Board occurring as a result of an increase in the number of directors may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board, instead of requiring that such a vacancy be filled by election at an annual or special meeting of shareholders;
●	providing that shareholders may remove a director with or without cause;
●	providing the shareholders with the power to alter, amend, or repeal our Bylaws, or to adopt new bylaws, through the vote of the holders of a majority of the total votes of the shares entitled to vote generally in the election of directors (considered for this purpose as one class);
●	prohibiting a director who is a party to, or pecuniarily or otherwise interested in, a contract or transaction with the Company from voting to authorize such contract or transaction;
●	authorizing shareholders to act by written consent without a meeting by delivering a consent or consents setting forth the action to be so taken and signed by the holders of at least two-thirds of the total votes of the outstanding shares entitled to vote on such action (considered for this purpose as one class);
●	changing our registered agent to CT Corporation System and the registered office to CT Corporation System, 1908 Thomes Ave., Cheyenne, Wyoming 82001; and
●	deleting the specific reference to our principal office and instead providing that our principal office shall be as determined by the Board from time to time.

The Amendments also include other non-substantive technical edits, corrections and updates to our Articles of Incorporation.

Because we believe that the Amendments will collectively contribute to strong corporate governance, or are otherwise non-substantive technical edits, corrections and updates, we are asking our shareholders to approve all of the Amendments through a vote on a single proposal.

Board Recommendation

The Board recommends you vote for Proposal 4. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve the amendments related to corporate governance, and other non-substantive technical edits, corrections and updates, to our Restated Articles of Incorporation, as disclosed in the Proxy Statement for U.S. Energy’s 2019 Annual Meeting of Shareholders.”

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PROPOSAL 5: APPROVAL OF AN AMENDMENT, AT THE DISCRETION OF THE BOARD OF DIRECTORS, TO THE ARTICLES OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT A REVERSE SPLIT RATIO OF ONE-FOR-TEN

Background and Purpose

Our Board has unanimously approved and recommended to our shareholders an amendment, subject to the Board’s discretion as explained below, to our Articles of Incorporation through the filing of Articles of Amendment to the Articles of Incorporation (the “Articles of Amendment”) to effect a reverse stock split of our Common Stock at a reverse split ratio of 1-for-10 (the “Reverse Stock Split”). The amendment effecting the Reverse Stock Split would be in addition to the Amendments described under Proposal 4. If this Proposal is approved, our Board will cause the filing of the Articles of Amendment with the Secretary of State of the State of Wyoming promptly following the Annual Meeting, provided that if we meet Nasdaq’s listing requirements prior to the Annual Meeting, the Board, in its discretion, may elect not to effect the Reverse Stock Split.

The Reverse Stock Split will have no effect on the par value per share of our Common Stock and will not reduce the number of authorized shares of Common Stock, which is currently unlimited, but will have the effect of reducing the number of issued and outstanding shares of Common Stock by the chosen ratio. Other than as described below, we will pay cash in lieu of fractional shares resulting from the Reverse Stock Split. The Articles of Amendment in substantially the form expected to be filed by the Board to implement the Reverse Stock Split are attached to this Proxy Statement as Appendix B. If Proposal 4 is approved by the shareholders, the Company may include the Amendments described under Proposal 4 in the filed Articles of Amendment.

Reasons for the Reverse Stock Split

Our Common Stock is listed on The Nasdaq Capital Market, and in order for us to maintain the listing, our Common Stock must maintain a minimum bid price of $1.00 as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Rule”). If the closing bid price of the Common Stock is below $1.00 for 30 consecutive trading days, then the closing bid price of the Common Stock must be $1.00 or more for 10 consecutive trading days during a 180-day grace period to regain compliance with the Rule.

On December 19, 2018, we received a notification letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that for 30 consecutive business days our Common Stock did not maintain a minimum closing bid price of $1.00 per share as required by the Rule. Consistent with the Rule, Nasdaq initially provided the Company with a compliance period of 180 days, or until June 17, 2019, to regain compliance with the Rule. To regain compliance with the Rule, the closing bid price of our Common Stock must meet or exceed $1.00 per share for at least ten consecutive business days during this 180-day period. On June 19, 2019, Nasdaq notified us that, although we had not regained compliance with the minimum $1.00 closing bid price per share requirement, Nasdaq had determined that we were eligible for an additional 180-day period, or until December 16, 2019, to regain compliance with the minimum bid price requirement. The second 180-day period relates exclusively to the $1.00 closing bid price deficiency, and we may be delisted during the 180-day period for failure to maintain compliance with any other Nasdaq listing requirements for which we are currently on notice or which occurs during the 180-day period.

In order to maintain our Nasdaq Capital Market listing, our Common Stock must achieve a closing bid price of $1.00 per share or more for 10 consecutive trading days. The Reverse Stock Split is one method for achieving this result. We value our listing on The Nasdaq Capital Market and, upon obtaining shareholder approval, we intend to implement the Reverse Stock Split promptly following the Annual Meeting in order to assist in maintaining such listing. We do not intend to effect a going private transaction as a result of the Reverse Stock Split. However, if we meet Nasdaq’s listing requirements prior to the Annual Meeting, the Board, in its discretion, may elect not to effect the Reverse Stock Split.

The Board believes that the delisting of our Common Stock from The Nasdaq Capital Market would likely result in decreased liquidity and/or increased volatility in our Common Stock and a diminution of institutional investor interest. The Board also believes that such delisting could cause a loss of confidence of industry partners, customers, lenders and potential employees, which could harm our business and its future prospects.

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If our Common Stock is delisted from The Nasdaq Capital Market, it would likely qualify for quotation on the OTC Bulletin Board or on the “pink sheets,” a price discovery platform maintained by the National Quotation Bureau, Inc. The Board believes that, in this event, shareholders would likely find it more difficult to obtain accurate quotations as to the price of our Common Stock, and the liquidity of our Common Stock would likely be reduced, making it difficult for shareholders to buy or sell our Common Stock at competitive market prices, or at all. In addition, support from institutional investors and/or market makers that currently buy and sell our stock may decline, possibly resulting in a decrease in the trading price of our Common Stock.

In evaluating whether or not to recommend that shareholders authorize the Reverse Stock Split, in addition to the considerations described above, the Board took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined, with a corresponding decline in market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.

Conversely, we believe the current low market price of our Common Stock impairs its acceptability to important segments of the institutional investor community and the investing public. Many investors look upon low-priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks. We believe that the low market price of our Common Stock has reduced the effective marketability of our shares because of the reluctance of many brokerage firms to recommend low-priced stock to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

Our Board has determined that, based upon current business and market factors, continued listing on The Nasdaq Capital Market is in the best interests of the Company and our shareholders, and that the Reverse Stock Split is likely necessary to maintain the listing of our Common Stock on The Nasdaq Capital Market.

The Board believes that the reverse split ratio of 1-for-10 maximizes the anticipated benefits for our shareholders. In determining whether to recommend and approve the Reverse Stock Split and selecting the reverse split ratio, the Board considered several factors, such as:

●	The total number of shares of Common Stock outstanding;
●	The status of our Common Stock listing on The Nasdaq Capital Market and the listing standards and rule-making process of Nasdaq and other stock exchanges;
●	The historical trading price and trading volume of our Common Stock;
●	The then prevailing trading price and trading volume for our Common Stock;
●	The anticipated impact of the Reverse Stock Split on the trading price of and market for our Common Stock; and
●	The outlook for oil price volatility and other prevailing general market and economic conditions.

Reducing the number of outstanding shares of our Common Stock through a reverse stock split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions, and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if approved and implemented, will result in the intended benefits described above, or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

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However, as noted above, if we meet Nasdaq’s listing requirements prior to the Annual Meeting, the Board, in its discretion, may elect not to effect the Reverse Stock Split.

Effect of the Reverse Stock Split on Our Common Stock

As a result of the Reverse Stock Split, every ten outstanding shares of Common Stock will be combined into one outstanding share of Common Stock. As of October 21, 2019, the approximate number of outstanding shares of Common Stock that would result from the 1-for-10 reverse stock split ratio (without giving effect to the treatment of fractional shares), based on 13,405,838 shares of Common Stock issued and outstanding as of October 21, 2019, would be 1,340,584.

The actual number of shares outstanding after giving effect to the Reverse Stock Split, if approved and implemented, will depend on the actual number of shares of Common Stock outstanding on the date the Reverse Stock Split takes effect.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not change any shareholder’s percentage ownership interest in the Company, except that, as described below under “Fractional Shares,” our intent is that record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of such fractional share. In addition, our current expectation is that the Reverse Stock Split will not affect any shareholder’s proportionate voting power, subject to the treatment of fractional shares and the matters discussed below under “Fractional Shares.”

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

We currently have an unlimited number of common shares authorized for issuance and 100,000 shares of Preferred Stock are authorized for issuance, of which 50,000 shares are issued and outstanding. The Reverse Stock Split will not affect the number of authorized shares of capital stock. Authorized but unissued shares of our Common Stock and Preferred Stock are available for future issuance as may be determined by our Board without further action by our shareholders, unless shareholder approval is required by applicable law or securities exchange listing requirements in connection with a particular transaction. These additional shares may be issued in the future for a variety of corporate purposes, including, but not limited to, raising additional capital, corporate acquisitions, and equity incentive plans. Except for a stock split or stock dividend, future issuances of common shares will dilute the voting power and ownership of our existing shareholders and, depending on the amount of consideration received in connection with the issuance, could also reduce shareholders’ equity on a per share basis.

Procedure for Implementing the Reverse Stock Split

We expect that the Reverse Stock Split, if approved by our shareholders and implemented by our Board of Directors, would become effective promptly following the filing of the Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Wyoming (the “Effective Time”). If this proposal is approved by the shareholders at the Annual Meeting, the Board will cause the filing the Articles of Amendment promptly following the Annual Meeting, provided that if the Company meets Nasdaq listing requirements prior to the Annual Meeting, the Board, in its discretion, may elect not to effect the Reverse Stock Split.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

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Beneficial Holders of Common Stock (i.e., shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, and other than as described under “Fractional Shares” below, we intend to treat shares held by shareholders through a bank, broker, custodian, or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. Shareholders who hold shares of our Common Stock with a bank, broker, custodian, or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians, or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These shareholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Exchange of Stock Certificates and Elimination of Fractional Share Interests

As soon as practicable after filing the Articles of Amendment to the Articles of Incorporation effecting the Reverse Stock Split with the Secretary of State of the State of Wyoming, shareholders will receive instructions for the exchange of their Common Stock certificates for new certificates representing the appropriate number of shares of Common Stock after the Reverse Stock Split. However, if permitted, we may elect to effect the exchange in the ordinary course of trading as certificates are returned for transfer. In either event, each current certificate representing shares of Common Stock will, until so exchanged, be deemed for all corporate purposes after the filing date to evidence ownership of our Common Stock in the proportionately reduced number. An exchange agent may be appointed to act for shareholders in effecting the exchange of their certificates.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES OR SUBMIT THEIR STOCK CERTIFICATES NOW. YOU SHOULD SUBMIT THEM ONLY AFTER YOU RECEIVE INSTRUCTIONS FROM US OR OUR EXCHANGE AGENT.

No service charges, brokerage commissions, or transfer taxes will be payable by any shareholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (i) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Fractional Shares

We do not intend to issue fractional shares in connection with the Reverse Stock Split. In lieu of issuing fractions of shares, we intend to pay cash as follows:

●	If a shareholder’s shares are held in street name, payment for the fractional shares will be deposited directly into the shareholder’s account with the organization holding the shareholder’s shares.

●	If the shareholder’s shares are registered directly in the shareholder’s name, payment for the fractional shares will be made by check, sent to the shareholder directly from our transfer agent upon receipt of the properly completed and executed transmittal letter and original stock certificates.

●	The amount of cash to be paid for fractional shares will be equal to the product obtained by multiplying (i) the average closing price of our Common Stock as reported by The Nasdaq Capital Market for the five (5) trading days immediately preceding the date of the Reverse Stock Split (or if our Common Stock is not at such time traded on The Nasdaq Capital Market, then as reported on the primary trading market for our Common Stock) times (ii) the amount of the fractional share.

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We currently expect that those shareholders who hold less than ten shares would be eliminated as a result of the payment of cash in lieu of any fractional share interest in connection with the Reverse Stock Split. The Board reserves the right, however, to issue fractional shares to some or all registered holders who would otherwise be eliminated as a result of the Reverse Stock Split, or alternatively, to round up fractional shares to the nearest whole share of Common Stock for some or all of such registered holders, if the Board shall determine that doing so would be in the Company’s best interests, including in order to avoid effecting a going private transaction as described in Rule 13e-3 of the Exchange Act. The Board also reserves the right to aggregate fractional shares for cash and arrange for their sale, with the aggregate proceeds from such sale being distributed to the holders of fractional shares on a pro rata basis.

Effect of the Reverse Stock Split on our Equity Compensation Plans, Options, and Restricted Stock Awards

In connection with certain adjustment to our Common Stock, including adjustment resulting from a reverse stock split, proportionate adjustments are generally required to be made to the number of shares reserved for future issuance under our Amended and Restated 2012 Equity and Performance Incentive Plan (the “Plan”), as well as the per share exercise price and the number of shares issuable upon the exercise of all outstanding options (including outstanding option grants under the Plan and our prior 2001 Incentive Stock Option Plan and 2008 Stock Option Plan for Independent Directors and Advisory Board Members). This would result in approximately the same aggregate price being required to be paid under such options upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based upon the 1-for-10 reverse stock split ratio, subject to our treatment of fractional shares.

Effects of the Reverse Stock Split on our Preferred Stock

In connection with the Reverse Stock Split, we also will make any necessary adjustment to the Series A Convertible Preferred Stock to reflect the Reverse Stock Split of our Common Stock at a reverse split ratio of 1-for-10. The current certificate of designations for our Series A Convertible Preferred Stock contains a provision whereby the conversion price for the conversion of shares of Series A Convertible Preferred Stock into shares of Common Stock is automatically proportionately adjusted in the event of a reverse split of the outstanding shares of Common Stock. Each share of Series A Convertible Preferred Stock will continue to have one vote on those matters subject to the vote of the Series A Convertible Preferred Stock as set forth in the Certificate of Designation. The Series A Convertible Preferred Stock is not permitted to vote on the election of directors and in general does not vote with the Common Stock as a class. Accordingly, the voting power of the outstanding shares of Series A Convertible Preferred Stock will not change as a result of the Reverse Stock Split. The amendment will not change the number of authorized shares of Series A Convertible Preferred Stock.

Accounting Matters

The proposed amendment to our Articles of Incorporation will not affect the per share par value of our Common Stock, which will remain at the current par value of $0.01 per share. As a result, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the 1-for-10 reverse stock split ratio, and capital in excess of par value on our balance sheet will be increased by the amount by which stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described above under “Effects of the Reverse Stock Split on our Equity Compensation Plans, Options, and Restricted Stock Awards,” the per share exercise price of outstanding options would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options would decrease proportionately, in each case based on the 1-for-10 reverse stock split ratio. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

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Certain Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, or a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia (a “U.S. holder”). A trust may also be a U.S. holder if (i) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion,” or other integrated investment transaction for federal income tax purposes, (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment), or (iv) foreign entities and nonresident alien individuals. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split. This summary does not address the tax consequences of transactions occurring prior to or after the Reverse Stock Split, including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. In certain circumstances, we may elect to issue some or all of our shareholders fractional shares, or alternatively to round up fractional shares to the nearest whole share, rather than paying cash in lieu of fractional shares. Although there is limited authority on the matter, we do not believe that the issuance of fractional shares or rounding up to whole shares should cause the Reverse Stock Split to fail to be treated as a tax-free recapitalization, except to the extent described below. Therefore, a shareholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares or for which an additional fraction of a share is rounded up to a whole share), and the holding period of the post-split shares received generally will include the holding period of the pre-split shares exchanged.

A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long-term if held more than one year. The deductibility of net capital losses by individuals and corporations is subject to limitations.

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Although the treatment of a shareholder who receives an additional fraction of a share to round up to a whole share is not clear, a holder who receives round-up shares in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of additional shares received and the shareholder’s tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share of our Common Stock. Such gain or loss will be a capital gain or loss and will be short-term if the pre-split shares were held for one year or less and long-term if held more than one year. The deductibility of net capital losses by individuals and corporations is subject to limitations. Some round-up shares may have a new holding period.

Information returns may be required to be filed with the Internal Revenue Service with respect to the receipt of cash or round-up shares in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split in the case of certain shareholders.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

No Appraisal Rights

Shareholders have no rights under Wyoming law or under our charter documents to exercise appraisal rights with respect to the Reverse Stock Split.

Board Recommendation

The Board recommends you vote for Proposal 5. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve the amendment to our Restated Articles of Incorporation to implement a reverse stock split of the Company’s outstanding Common Stock at a reverse stock split ratio of 1-for-10, provided that if the Company meets Nasdaq’s listing requirements prior to the Annual Meeting, the Board, in its discretion, may elect not to effect the Reverse Stock Split.”

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Report of the Audit Committee

Management is responsible for the preparation of our financial statements, and the reporting process, as well as maintaining effective internal control over financial reporting and assessing the effectiveness of the controls. For the fiscal year ended December 31, 2018 Plante & Moran PLLC was responsible for auditing the annual financial statements and expressing an opinion as to whether they are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States. The Audit Committee is responsible for, among other things, reviewing and selecting the independent registered public accounting firm, reviewing our annual and interim financial statements, and pre-approving all engagement letters and fees for audit and non-audit services provided by our independent accountant.

In performing its oversight functions in connection with our financial statements as of and for the year ended December 31, 2018, the Audit Committee has:

●	Reviewed and discussed the audited financial statements with management and our independent registered accounting firm, including the quality of the accounting principles, and the reasonableness of significant judgments made in the preparation of the financial statements;

●	Discussed with our independent registered accounting firm those matters required to be discussed by the statement on Auditing Standards No. 61, as amended and as adopted by the Public Accounting Oversight Board (“PCAOB”) in Rule 3200T;

●	Received written disclosures from our independent registered accounting firm regarding its independence as required by the PCAOB and discussed with the independent registered accounting firm its independence; and

●	Reviewed and approved the services provided by the independent registered accounting firm.

Based upon the foregoing reports and discussions, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to in its charter, the Audit Committee recommended to the Board, and the Board has approved, that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC on September 16, 2019.

Respectfully submitted by the Audit Committee of the Board,

/s/ Javier F. Pico, Chairman
/s/ Catherine J. Boggs
/s/ J. Weldon Chitwood

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APPENDIX A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
U.S. ENERGY CORP.
~~AS AMENDED~~

Pursuant to the provisions of ~~Section~~Sections 17-16-1003 and 17-16-~~202~~1007 of the Wyoming Business Corporation Act ~~and~~, through a Resolution adopted by its board of directors (the “Board of Directors”) and the approval of its shareholders, U.S. Energy Corp. (the “Corporation”) hereby adopts the following Amended and Restated Articles of Incorporation, which sets forth all of the operative provisions of the Articles of Incorporation and supersedes the original Articles of Incorporation, all Restated Articles of Incorporation and all amendments thereto that are in effect to date, as further amended by these Amended and Restated Articles of Incorporation as hereinafter set forth, and contain no other changes in any provisions thereof.

Article I
Name

The name of the Corporation shall be U.S. ENERGY CORP.

Article II
Duration

The period of duration of the Corporation shall be perpetual.

Article III
Objects, Purposes and Powers

The ~~purposes~~purpose for which the Corporation is organized ~~are~~is to engage in any activity or business not in conflict with the laws of the State of Wyoming or of the United States ~~and, without limiting the generality of the foregoing, specifically:~~

~~1.~~	~~To engage in exploring, prospecting, drilling for, developing, mining, extracting, producing, milling, refining, and otherwise processing for its own account and for the account of others any and every type of mineral substance of whatever nature, including but not limited to oil, gas, and other hydrocarbon substances, base and precious metals, and fissionable materials.~~

~~2.~~	~~To market any and all mineral substances, including all hydrocarbon substances, before or after refinement.~~

~~3.~~	~~To manufacture, buy, sell, and generally deal in any article, product, or commodity produced as the result of or through the use of any inventions, devices, processes, discoveries, formulae, improvements, and/or modifications of any thereof, or any articles, products, commodities, supplies, and materials used or suitable to be used in connection therewith or in any manner applicable or incidental thereto: to grant licenses, sub-licenses rights, interests, and/or privileges in respect of any of the foregoing; to supervise or otherwise exercise such control over its licensees or grantees and the business conducted by them, as may be agreed upon in its contracts or agreements with such licensees or grantees, for the protection of its rights and interests therein; and to secure to it the payment of agreed royalties or other considerations.~~

~~4.~~	~~To form, promote, and assist, financially or otherwise, corporations, syndicates, partnerships, companies, and associations of all kinds; to give any lawful guarantee in connection therewith or otherwise for the payment of money or for the performance of any obligations or undertakings; and to achieve the purposes and exercise the power specified herein, either directly or through subsidiary corporations, syndicates, partnerships, companies, or other associations.~~

~~5.~~	~~To acquire, own, hold, develop, maintain, operate, manage, lease, sell, exchange, convey, mortgage, dispose of, and otherwise deal in property of every nature and description, both real and personal, whether situated in the United States or elsewhere, so far as permissible by law; to pay for the same in cash, the stock of this Corporation, bonds, or otherwise; to hold, exploit, and develop or in any manner to dispose of or assign the whole or any part of the property so purchased; and to produce, refine, and market any and all minerals or other products from any such operations.~~

~~6.~~	~~To advance or negotiate the advance of money or interest on securities or otherwise; to lend money or negotiate loans; to draw, accept, endorse, discount, buy, sell, and deliver bills of exchange, promissory notes, bonds, debentures, coupons, and other negotiable instruments and securities; and to issue on commission, subscribe for, take, acquire, and hold, sell exchange, and deal in shares, stock, bonds, obligations, and securities of any government or authority or company.~~

~~7.~~	~~Generally, to carry on and undertake any business, undertaking, transaction, or operation commonly carried on or undertaken by promoters and financiers; and to engage in any other business which may seem to the Corporation capable of being conveniently carried on in connection with the above or calculated, directly or indirectly, to enhance the value of or render profitable any of the Corporation’s activities or business.~~

~~8.~~	~~To have one or more offices to carry on all or any of its business and, without restrictions or limits, to purchase or otherwise acquire, and to own, hold, maintain, work, develop, sell, trade, exchange, convey, mortgage, lease, or otherwise dispose of, without limit as to amount, and in any part of the world, any property, real, personal, or mixed, and any interests and rights, in whole or in part, therein.~~

~~9.~~	~~To apply for, obtain, register, lease, purchase, or otherwise acquire, hold, use, sell, trade, exchange, assign, mortgage, or otherwise dispose of trademarks, copyrights, inventions, trade names, formulae, secret processes, and all improvements and processes used in connection with or secured under letters patent of the United States or of other countries or otherwise, and to grant licenses in respect thereto, and otherwise turn the same to account.~~

~~10.~~	~~To contract with the United States, or any agency thereof, or any of the states or political subdivisions thereof, or with any persons in authority, municipalities, boards, bureaus, or departments, or any political subdivisions of any state of the United States or colonies or territories thereof, or any foreign countries, or any political subdivisions thereof, and all corporations, firms, associations, and individuals in relation to or in connection with any of the objects, purposes, or business of the Corporation.~~

~~11.~~	~~To act as a dealer for the sale of its own stocks and bonds and to execute all instruments incident to the above; to enter into underwriting agreements for the sale of its stocks and bonds or other securities; and to make and enter into options for the sale of its stock upon such terms and conditions as are permitted by the laws of the State of Wyoming and the United States.~~

~~12.~~	~~To indemnify officers, directors, and employees against harm or loss resulting from their actions in their capacities as such.~~

~~13.~~	~~To purchase or otherwise acquire and to hold, mortgage, pledge, sell, exchanges, or otherwise dispose of securities (which term includes, without limitation of the generality thereof, any shares of stock, bonds debentures, notes, mortgages, or other obligations, and any certifications, receipts, or other instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein or in any property or assets) created or issued by such persons, firms, associations, corporations, or governments or subdivisions thereof; to make payment therefore in any lawful manner; and to exercise, as owner or holder of any securities, any and all rights, powers, and privileges in respect thereof.~~

~~14.~~	~~To lend its uninvested funds from time to time to such extent to such persons, firms, associations, corporations, governments, or subdivisions thereof, and on such terms and on such security, if any, as the Board of Directors of the Corporation, may determine.~~

~~15.~~	~~To endorse or guarantee the payment of principal, interest, or dividends upon, and to guarantee the performance, of, sinking- fund or other obligations of any securities, and to guaranteed in any way permitted by law the performance of any of the contracts or other undertaking in which the Corporation may otherwise be or become interested, of any persons, firms, associations, corporation, government or subdivision thereof, or of any other combination, organization, or entity whatsoever.~~

~~16.~~	~~To conduct is business in Wyoming, other states, the District of Columbia, the territories and colonies of the United States, and foreign countries and territories and colonies thereof; to have one or more officers outside of this state; and to acquire, purchase, hold, mortgage, pledge, assign, transfer, and convey real and personal property out of Wyoming.~~

~~17.~~	~~In furtherance of and not in limitation of the powers conferred by the laws of the State of Wyoming, the Board of Directors is expressly authorized without the assent or the vote of the stockholders to issue bonds, debentures, or other obligations of the Corporation, secured or unsecured, from time to time, for any of the objects or purposes of the Corporation and to include therein such provisions as the redeemability, convertibility into stock, or otherwise, and to sell or to otherwise dispose of any or all of them, all in such manner and upon such terms as the Board of Directors may deem property and as shall be fixed and stated in a~~ resolution or resolutions adopted by the Board of Directors.

~~18.~~	~~To such extent as a corporation organized under the laws of the State of Wyoming may now or thereafter lawfully do, to do, either as principal or agent and either alone or in connection with other corporations, firms or individuals, all and everything necessary, suitable, convenient, or proper for, in connection with, or incident to the accomplishment of any of the purposes or the attainment of any one or more of the object herein enumerated or designed directly or indirectly to promote the interest of the Corporation or to enhance the value of its properties; and, in general, to do any and all things and exercise any and all powers, rights, and privileges which a corporation may now or thereafter be organized to do or to exercise under the laws of the State of Wyoming or under any act amendatory thereof, supplemental thereto, or substituted therefor.~~

~~19.~~	~~To become a member of one or more partnerships, limited partnerships, joint ventures, or similar associations.~~

~~The several clauses contained in this statement of purposes shall be construed as both purposes and powers; and the statement contained in each clause shall be in nowise limited or restricted, by reference to or inference form the terms of any other clause, but shall be regarded as independent purposes and powers. No recitation, expression, or declaration of specific purposes or special powers herein enumerated shall be deemed to be exclusive; but it is hereby expressly declared that all other lawful powers not inconsistent herewith are hereby included~~.

Article IV
Capital Stock

1. Authorized Classes of Stock. The total number of shares of each class of capital stock which the ~~corporation~~Corporation shall have to authority to issue shall be divided into two classes as follows:

100,000 shares of preferred stock with a par value of $~~.01~~0.01 per share (“Preferred Stock”), and

An unlimited number of shares of common stock with a par value of $~~.01~~0.01 per share (“Common Stock”).

Any stock of the Corporation may be issued for money, property, services rendered, labor done, cash advances to the Corporation or for any other assets of value in accordance with the action of the Board of Directors whose judgment as to value received in return therefor shall be conclusive and said stock, when issued, shall be fully paid and nonassessable.

The ~~preferred stock~~Preferred Stock shall be classified, divided and issued in series. Each series of ~~preferred stock~~Preferred Stock may be issued as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors pursuant to authority vested in ~~it~~the Board of Directors. Each series is to be appropriately designated prior to the issue of any shares thereof by some distinguishable letter, number or title. ~~All shares of preferred stock shall be of equal rank and have the same powers,~~The Board of Directors is hereby authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and ~~shall be subject to the same~~any qualifications, ~~limitation and~~limitations, or restrictions thereof, ~~without distinction between~~of the shares of ~~different~~such series ~~thereof~~, ~~except in regard to~~as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following ~~particulars, which may be different in different series~~:

~~1. The rate of Dividends.~~

~~2. The price at the terms and conditions on which shares may be redeemed.~~

a. The designation of the series.

b. The number of shares of the series.

c. The dividend rate or rates on the shares of that series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series.

d. Whether the series will have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights.

e. Whether the series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine.

f. Whether or not the shares of that series shall be redeemable, in whole or in part, at the option of the Corporation or the holder thereof, and if made subject to such redemption, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemptions, which amount may vary under different conditions and at different redemption rates.

g. ~~3.~~ The terms and amount ~~payable upon~~of any sinking fund provided for the purchase or redemption of the shares of such series.

h. The rights of the shares of that series in the event of voluntary or involuntary liquidation~~.~~

~~4.~~	~~Sinking fund provisions for the redemption or purchaser~~, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series.

~~5.~~	~~The terms and conditions on which shares may be converted if the shares of any series are issued with the privilege of conversion.~~

~~6.~~	~~Voting rights, if any.~~

i. The restrictions, if any, on the issue or reissue of any additional Preferred Stock.

j. Any other relative rights, preferences, and limitations of that series.

The Board of Directors may, from time to time, increase the number of shares of any series of ~~preferred stock~~Preferred Stock already created by providing that any unissued shares of ~~preferred stock~~Preferred Stock shall constitute part of such series, or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series of any ~~preferred stock~~Preferred Stock already created providing that any unissued shares previously assigned to such series shall no longer constitute a part thereof. The Board of Directors is hereby empowered to classify or reclassify any unissued ~~preferred stock~~Preferred Stock by fixing or altering the terms thereof ~~in~~with respect to the above-mentioned particulars and by assigning the same to an existing or newly~~-~~ created series from time to time before the issuance of such stock.

The Certificate of Designations of Series A Convertible Preferred Stock is attached to these Articles of Incorporation as Exhibit A.

2. Series P Preferred Stock. There is established the ~~series~~Series P Preferred Stock. The number of shares in the series, its designation thereof, and the rights, preferences, privileges and restrictions of the shares of such series, all are fixed and established as ~~follow~~follows:

I.	Designation and Amount

The series is designated the “Series P Preferred Stock.” The number of shares constituting the Series P Preferred Stock is fifty thousand (50,000) shares. Such number of shares may be increased or decreased by resolution of the ~~board~~Board of ~~directors~~Directors, but no decrease shall reduce the number of shares of Series P Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series P Preferred Stock.

II.	Dividends and Distributions

(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series P Preferred Stock with respect to dividends, the holders of shares of Series P Preferred Stock, in preference to the holders of Common Stock of the Corporation, shall be entitled to receive, when, as and if declared by the ~~board~~Board of ~~directors~~Directors out of funds legally available for the purpose thereof, quarterly dividends payable in cash on the first day of March, June, September and December in each year (a “Quarterly Dividend Payment Date”), starting on the first Quarterly Dividend Payment Date after the first issuance of a share of Series P Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share of Series P Preferred Stock. If the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series P Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series P Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); PROVIDED that, if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series P Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series P Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series P Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series P Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The ~~board~~Board of ~~directors~~Directors may fix a record date for the determination of holders of shares of Series P Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

III.	Voting Rights

The holders of shares of Series P Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series P Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the ~~stockholders~~shareholders of the Corporation.

(B) Except as otherwise provided herein, or in any other resolutions of the ~~board~~Board of ~~directors~~Directors creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series P Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of ~~stockholders~~shareholders of the Corporation.

(C) Except as set forth ~~herein,~~ in ~~the Corporation’s articles of incorporation~~these Articles of Incorporation or as otherwise provided by law, holders of Series P Preferred Stock shall have no voting rights.

IV.	Certain Restrictions

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series P Preferred Stock as provided in Section II are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series P Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series P Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series P Preferred Stock, except dividends paid ratably on the Series P Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series P Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series P Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series P Preferred Stock, or any shares of stock ranking on a parity with the Series P Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the ~~board~~Board of ~~directors~~Directors) to all holders of such shares upon such terms as the ~~board~~Board of ~~directors~~Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section IV purchase or otherwise acquire such shares at such time and in such manner.

V.	Reacquired Shares

Any shares of Series P Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth ~~herein,~~ in ~~the articles of incorporation~~these Articles of Incorporation, any ~~other~~ Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

VI.	Liquidation, Dissolution, or Winding Up

Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series P Preferred Stock unless, prior thereto, the holders of shares of Series P Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series P Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series P Preferred Stock, except distributions made ratably on the Series P Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. If the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series P Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

VII.	Consolidation, Merger, Etc.

In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series P Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. If the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series P Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

VIII.	Redemption

The shares of Series P Preferred Stock shall not be redeemable.

IX.	Rank

The Series P Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock.

X.	Amendment

The ~~articles~~Articles of ~~incorporation~~Incorporation of the Corporation shall not be amended in any manner which would alter or change the powers, preferences or special rights of the Series P Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series P Preferred Stock, voting together as a single class.

3. Dividends. Dividends shall be payable upon the ~~preferred or common stock~~Preferred Stock or Common Stock at the discretion of the Board of Directors ~~of the Corporation~~ at such times and in such amounts as it deems advisable, subject, however, to the provisions of any applicable law; provided ~~further~~, however, that any dividends which may be declared by the Board of Directors of the Corporation shall be paid in cash or property only out of the unreserved and unrestricted earned surplus of the Corporation, except as otherwise provided by the applicable laws of the State of Wyoming and except that the Board of Directors of the Corporation , from time to time, may distribute to its shareholders in partial liquidation, out of capital surplus of the Corporation, a portion of its assets, in cash or property, subject to the following provisions:

(i) ~~1.~~ No such distribution shall be made at a time when the ~~corporation~~Corporation is insolvent or when such distribution would render the Corporation insolvent; and

(ii) ~~2.~~ Each such distribution when made shall be identified as a distribution in partial liquidation and the amount per share disclosed to the shareholders receiving the same concurrently with the distribution thereof.

4. Voting of Shares. Each outstanding share of ~~common stock, $.01 par value,~~Common Stock shall be entitled to one vote at shareholders’ meetings, either by person or by proxy.

In all elections for directors, every holder of the ~~common stock~~Common Stock shall have the right to vote in person, by proxy or by voting trustee under any voting trust, the number of shares of stock owned by him for as many persons as there are directors to be elected, or to cumulate such shares and to give one candidate as many votes as shall be equal to the number of directors multiplied by the number of his shares of stock or to distribute them on the same principle among as many candidates as he shall think fit; and directors shall not be elected in any other manner. Holders of ~~preferred stock~~Preferred Stock shall have such voting rights as are established by the Board of Directors in accordance with the terms hereof.

5. No Preemptive Rights. No holder of shares of ~~common~~Common Stock or ~~preferred stock~~Preferred Stock or any other securities which the Corporation may now or hereafter be authorized to issue shall be entitled to any preemptive or preferential right to subscribe to any unissued ~~common~~Common Stock or ~~preferred stock~~Preferred Stock or any other securities which the Corporation may now or hereafter be authorized to issue. The Board of Directors ~~of the Corporation~~, however, in its discretion by resolution, may determine that any unissued securities of the Corporation shall be offered for subscription solely to the holders of its ~~common~~Common Stock or ~~preferred stock~~Preferred Stock or solely to the holders of any class or ~~classed~~classes of such stock, which the ~~corporation~~Corporation may now or hereafter be authorized to issue, in such proportions based on stock ownership as the Board of Directors in its discretion may determine.

6. Restrictions on Transfer. The Board of Directors may restrict the transfer of any of the Corporation’s ~~common~~Common Stock or ~~preferred stock~~Preferred Stock or any other securities which the Corporation may now or hereafter authorize to issue by giving the Corporation or any shareholder “first right of refusal to purchase” the stock, by making the stock redeemable or by restricting the transfer of the stock under such terms and in such manner as the directors may deem necessary and as are not inconsistent with the laws of the State of Wyoming. Any stock so restricted must carry a conspicuous legend noting the restriction and the place where such restriction may be found in the records of the Corporation.

Article V
Registered Office; Place of Business

The ~~address of the~~Corporation’s registered office is c/o CT Corporation System, 1908 Thomes Ave., Cheyenne, Wyoming 82001, and the name of the registered agent is CT Corporation System.

The Corporation’s principal office ~~is 877 North 8th West, Riverton, WY. The agent for service of process at that address will be Keith G. Larsen~~shall be as determined by the Board of Directors from time to time.

Article VI
Directors

The affairs of the Corporation shall be governed by ~~a~~the Board of Directors. The number of ~~not less than three (3) nor more than seven (7)~~ directors ~~who~~of the Corporation which shall constitute the entire Board of Directors shall be the number of directors as fixed from time to time in accordance with the by-laws of the Corporation (the “By-Laws”). The directors shall be elected in accordance with the By-Laws ~~of the Corporation~~ and the statutes of the State of Wyoming now or hereafter in effect. The number of directors shall be increased ~~to~~or decreased in accordance with the By-Laws ~~of the Corporation~~ and the laws of the State of Wyoming as now or hereafter in effect.

Directors of the Corporation need not be residents of the State of Wyoming and need not own shares of the Corporation’s stock.

Meetings of the Board of Directors, regular or special, may be held within or without the State of Wyoming upon such notice as may be prescribed by the By-Laws ~~of the Corporation~~. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends such meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board of Directors needs to be specified in the notice ~~of~~or waiver of notice of any such meeting unless the By-Laws ~~of the Corporation~~ otherwise require.

A majority of the number of directors at any time constituting the Board of Directors shall constitute a quorum for the transaction of business; and the action of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Any vacancy occurring in the Board of Directors, including and vacancy occurring as a result of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. ~~Any directorship to be filled by reason of any~~ increase in the number of directors ~~shall be filled by election at an annual meeting of shareholders of the Corporation or a special meeting of such shareholders called for that purpose.~~

Pursuant to section 17-16-808(a) of the Wyoming Business Corporation Act, a director of the ~~Company shall~~Corporation may be removed by the shareholders ~~only for~~with or without cause.

The Board of Directors shall have the power to designate, by resolution passed by a majority of the whole board, not less than two (2) of its members to constitute an Executive Committee which, to the extent provided in said resolution or in the By-Laws ~~of the Corporation~~, shall have and may exercise the powers of the Board of Directors in the management of the business, affairs, and property of the Corporation during the intervals between the meetings of the directors, including the power to authorize the seal of the Corporation to be affixed to all papers that may require it; and when the seal has been so affixed pursuant to such authority, it shall be deemed to have been affixed by order of the Board of Directors.

The Board of Director of the Corporation may, from time to time, distribute to its shareholders in partial liquidation, out of capital surplus of the Corporation, a portion of its assets, in cash or property, subject to the following provisions:

1.	No such distribution shall be made at a time when the Corporation is insolvent or when such distribution would render the Corporation insolvent.

2.	Each such distribution, when made, shall be identified as a distribution in partial liquidation and the amount per share disclosed to the shareholders receiving the same concurrently with the distribution thereof.

Article VII
By-Laws

The By-Laws of the Corporation shall be adopted by ~~its~~the Board of Directors. The power to alter, amend, or repeal the By-Laws, or to adopt new By-Laws, shall be vested in the Board of Directors and in the shareholders through the vote of the holders of a majority of the total votes of the shares entitled to vote generally in the election of directors (considered for this purpose as one class), except as may otherwise be specifically provided in the By-Laws.

Article VIII
Transactions with Directors and other Interested Parties

No contract or other transaction between the Corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by this Corporation, and no act of this Corporation shall in any way be affected or invalidated by the fact that any of the directors of this Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director of this Corporation, individually, or any firm of which such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation; provided, however, that the fact that ~~he~~the director or such firm is so interested shall be disclosed or shall have been made known to the Board of Directors of this Corporation or a majority thereof; and any director of this Corporation who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this Corporation that shall authorize such a contract or transaction ~~and may~~but shall not be allowed to vote ~~there at~~ to authorize such contract or transaction ~~with like force and effect as if he were not such director or officer of such other corporation or not so interested~~.

Article IX

Classes of Directors

1. ~~Section 1. Upon the adoption of this provision to the Articles of Incorporation, the~~Classified Board. The Board of Directors shall be divided into three classes, as equal in number as the total number of members of the Board of Directors provided in the By-Laws permits. The Board of Directors shall be separated into three classes which shall be denominated as Class ~~one~~One, Class Two and Class Three.

2. ~~Section 2.~~ Class Terms. In the voting upon the election of members of the Corporation’s Board of Directors which first occurs after the filing of an amendment to the Corporation’s Articles of Incorporation containing these provisions for a classified Board of Directors, the persons nominated as Class One directors shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors have been duly elected or appointed and qualified or until death, resignation or removal. Persons nominated for election as Class Two directors shall be elected to hold office for a term expiring at the second succeeding annual meeting and until their successors have been duly elected or appointed and qualified or until death, resignation or removal. Persons nominated for election as Class Three directors shall be elected to hold office for a term expiring at the next succeeding annual meeting and until their successors have been duly elected or appointed and qualified or until death, resignation or removal. At all annual meetings thereafter, directors then being elected shall be elected to hold office for a term expiring at the third succeeding annual meeting of shareholders and until their successors have been duly elected or appointed and qualified or until death, resignation or removal, except for directors being elected solely by a series of ~~preferred stock~~Preferred Stock, if the resolution defining the rights of such series of Preferred Stock specifically ~~state~~states that the directors being elected by the holders of that series of ~~preferred stock~~Preferred Stock shall be elected to serve only until the next annual meeting of shareholders and until their successors have been duly elected and qualified or until death, resignation or removal. Any vacancies in the Board of Directors for any reason and any newly created directorships resulting from any increase in the number of created directorships resulting from any increase in the number of directors may be filled by the Board of Directors acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected or appointed and qualified or until death, resignation or removal. No decrease in the number of directors shall shorten the term of any incumbent director.

3. ~~Section 3.~~ Amendment to Articles of Incorporation. Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, these Articles of Incorporation or the By-Laws ~~of the Corporation~~), the affirmative vote of the holders of 75% of the total votes of the shares entitled to vote generally in the election of directors (considered for this purpose as one class) shall be ~~require~~required to amend, alter, change or repeal this Article IX of the Articles of Incorporation.

Article X

No Director Liability

No director shall be personally liable to the Corporation or any shareholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 17-16-833 of the Wyoming Statutes, or any amendment thereto or successor provision thereto, and except for any matter in respect of which such director shall be liable by reason that ~~he~~the director (i) has breached his duty of loyalty to the ~~corporation of~~Corporation or its shareholders, (ii) has not acted in good faith or, in failing to act, has not acted in good faith, (iii) has acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, ~~as~~has acted in a manner involving intentional misconduct or a knowing violation of law, or (iv) has derived an improper personal benefit. Neither the amendment nor repeal of this Article X, nor the adoption of any provision of the Articles of Incorporation inconsistent with ~~the~~this Article X, shall eliminate or reduce the effect of this Article X in respect of any matter occurring, or any cause of action, suit or claim in respect of any matter occurring, ~~or any cause of action, suit or claim that, but the this Article X would accrue or arise~~ prior to such amendment, repeal or adoption of an inconsistent provision.

Article XI
Voting of CompanyCorporation Securities Held By Majority-Owned Subsidiaries

Notwithstanding Wyoming Statues Section 17-16-721(b) or any successor provision, shares of a voting class of the Corporation’s stock that are owned by a subsidiary of the Corporation may be voted even though the Corporation holds a majority of the shares entitled to vote for the directors of the subsidiary holding such shares; provided, however, that the voting rights held by any single such majority- controlled subsidiary with respect to a class of voting stock shall be limited to 40% of the total outstanding shares of that class.

Article XII
Written Consent of Shareholders Without a Meeting

Any action to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of at least two-thirds of the total votes of the outstanding shares entitled to vote on such action (considered for this purpose as one class) and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Wyoming, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Every written consent shall bear the date of signature of each shareholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Article XII, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those shareholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

Exhibit A

CERTIFICATE OF DESIGNATIONS OF

SERIES A CONVERTIBLE PREFERRED STOCK,

PAR VALUE $0.01 PER SHARE,

OF

U.S. ENERGY CORP.

Pursuant to Section 17-16-601 of the

Wyoming Business Corporation Act

The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors (the “Board”) of U.S. Energy Corp., a Wyoming corporation (hereinafter called the “Corporation”), with the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, having been fixed by the Board pursuant to authority granted to it under Article IV of the Corporation’s Restated Articles of Incorporation and in accordance with the provisions of Section 17-16-601 of the Wyoming Business Corporation Act:

RESOLVED: That, pursuant to authority conferred upon the Board by the Corporation’s Restated Articles of Incorporation, the Board hereby authorizes 50,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the Corporation and hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares, in addition to those set forth in the Restated Articles of Incorporation of the Corporation, as follows:

Section 1. Designation. The shares of such Series shall be designated “Series A Convertible Preferred Stock,” and the number of shares constituting such Series shall be 50,000 (the “Series A Preferred Stock”). The number of shares of Series A Preferred Stock may be increased or decreased by resolution of the Board and approval by the holders of a majority of the outstanding shares of the Series A Preferred Stock, voting as a separate voting group; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares of such Series then outstanding.

Section 2. Currency. All Series A Preferred Stock shall be denominated in United States currency, and all payments and distributions thereon or with respect thereto shall be made in United States currency. All references herein to “$” or “dollars” refer to United States currency.

Section 3. Ranking. The Series A Preferred Stock shall, with respect to dividend rights and rights upon liquidation, winding up or dissolution, rank senior to each other class or series of shares of the Corporation that is issued at the time of issuance of the Series A Preferred Stock and that the Corporation may issue thereafter, including, without limitation, the common stock of the Corporation, par value $0.01 per share (the “Common Stock”) (such junior stock, including the Common Stock, being referred to hereinafter collectively as “Junior Stock”).

Section 4. Dividends.

(a) The holders of Series A Preferred Stock shall be entitled to receive, in the manner described in Section 4(b), regular quarterly dividends per share of Series A Preferred Stock of an amount equal to 12.250% per annum of the Adjusted Liquidation Preference (as herein defined) then in effect of each share of such Series A Preferred Stock (the “Regular Dividends”), before any dividends shall be declared, set apart for or paid upon Junior Stock. For purposes hereof, the term “Adjusted Liquidation Preference” shall mean $40.00 per share of Series A Preferred Stock as of the Issue Date, which shall be increased as described in Section 4(c).

(b) Regular Dividends shall not be distributed to the holders of Series A Preferred Stock in cash or any other form of shares or property but rather shall be added to the Adjusted Liquidation Preference as provided in Section 4(c). Regular Dividends shall be accrued quarterly in arrears on January 1, April 1, July 1 and October 1 of each year (unless any such day is not a Business Day, in which event such Regular Dividends shall be accrued on the next succeeding Business Day), commencing on April 1, 2016 (each such accrual date being a “Regular Dividend Payment Date,” and the period from the date of issuance of the Series A Preferred Stock to the first Regular Dividend Payment Date and each such quarterly period thereafter being a “Regular Dividend Period”). The amount of Regular Dividends payable on the Series A Preferred Stock for any period shall be computed on the basis of a 360-day year and the actual number of days elapsed.

(c) Regular Dividends, whether or not declared, shall begin to accrue and be cumulative from the Issue Date and shall compound quarterly on each subsequent Regular Dividend Payment Date initially at 3.0625% of the Adjusted Liquidation Preference as of the Issue Date and thereafter at 3.0625% of the Adjusted Liquidation Preference as of the immediately preceding Regular Dividend Payment Date. The amount accrued each Regular Dividend Period shall be added on each Regular Dividend Payment Date to the Adjusted Liquidation Preference as of the immediately preceding Regular Dividend Payment Date (or in the case of the first Regular Dividend Period, to the Adjusted Liquidation Preference as of the Issue Date), and such resulting amount shall become the new Adjusted Liquidation Preference with respect to which the Regular Dividend shall be calculated for the next Regular Dividend Period. The cumulative amount of Regular Dividends accrued pursuant to this Section 4(c) on each Regular Dividend Payment Date are referred to herein as the “Accumulated Regular Dividends”. For the avoidance of doubt, dividends shall accumulate whether or not in any Regular Dividend Period there have been funds of the Corporation legally available for the payment of such dividends.

(d) Except for Permitted Distributions, no dividend or distribution of any kind shall be declared or paid on Junior Stock unless (1) approved by the holders of a majority of the outstanding shares of the Series A Preferred Stock, voting as a separate voting group and (2) the holders of Series A Preferred Stock shall receive dividends or distributions per share of Series A Preferred Stock of an amount equal to the aggregate amount of any dividends or other distributions, whether cash, in kind or other property, paid on outstanding shares of Common Stock on a per share basis based on the number of shares of Common Stock into which such share of Series A Preferred Stock could be converted on the applicable record date for such dividends or other distributions, assuming such shares of Common Stock were outstanding on the applicable record date for such dividend or other distributions (the “Participating Dividends”), unless such right to Participating Dividends is waived by the holders of a majority of the outstanding shares of the Series A Preferred Stock, voting as a separate voting group. “Permitted Distributions” shall mean dividends or distributions of Common Stock or other securities for which anti-dilution adjustments are made as provided in (x) Sections 9(a)(1) and 9(a)(3), and (y) Sections 9(a)(2) and 9(a)(4); provided, however, that with respect to clause (y) no such dividends or distributions shall be Permitted Distributions on or after the time the Conversion Rate equals the Conversion Cap, or if such dividend or distribution would cause the Conversion Rate to equal or exceed the Conversion Cap. For avoidance of doubt, Permitted Distributions shall not include cash, a Spin-Off Transaction, or evidences of indebtedness, assets, or other property.

(e) For so long as there shall be any shares of Series A Preferred Stock outstanding, without the approval of holders of a majority of the outstanding shares of the Series A Preferred Stock, voting as a separate voting group, no Junior Stock shall be redeemed, purchased or otherwise acquired for any consideration (nor shall any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such Junior Stock) by the Corporation or any Subsidiary; provided, however, that the foregoing limitation shall not apply to:

(1) purchases, redemptions or other acquisitions of shares of Junior Stock from employees or former employees in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees of the Corporation or any of its Subsidiaries (or from permitted family member transferees pursuant to such arrangements), up to a maximum of an aggregate of 50,000 shares from the Issue Date until such date as no shares of Series A Preferred Stock are issued and outstanding; or

(2) an exchange, redemption, reclassification or conversion of any class or series of Junior Stock exclusively for any class or series of Junior Stock.

(f) If applicable as provided in Section 4(d), Participating Dividends shall be payable as and when paid to the holders of shares of Common Stock. Each Participating Dividend shall be payable to the holders of record of shares of Series A Preferred Stock as they appear on the stock records of the Corporation at the Close of Business on the relevant record date, which with respect to Participating Dividends shall be the same day as the record date for the payment of dividends or distributions to the holders of shares of Common Stock.

Section 5. Liquidation, Dissolution or Winding Up.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or the Corporation’s sale, lease, exchange or other disposition of assets (other than a disposition described in Section 17-16-1201 of the Wyoming Business Corporation Act) if the disposition would leave the Corporation without a significant continuing business activity (each, a “Liquidation”), after satisfaction (or proper provision made for the satisfaction) of all liabilities and obligations to creditors of the Corporation and before any distribution or payment shall be made to holders of any Junior Stock, each holder of Series A Preferred Stock shall be entitled to receive, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) legally available therefor, an amount per share of Series A Preferred Stock equal to the greater of:

(1) the Adjusted Liquidation Preference per share as of the date of payment of the Liquidation Preference, plus the amount of the Regular Dividend that would be accrued on such share from the Regular Dividend Payment Date immediately preceding the date of payment of the Liquidation Preference through but excluding the date of payment of the Liquidation Preference, plus any declared but unpaid Participating Dividends through the date of payment of the Liquidation Preference; and

(2) the payment such holders would have received had such holders, immediately prior to such Liquidation, converted their shares of Series A Preferred Stock into shares of Common Stock (at the then applicable Conversion Rate) pursuant to Section 7 immediately prior to such Liquidation, plus any declared but unpaid Participating Dividends through the date of Liquidation

(the greater of (1) and (2) is referred to herein as the “Liquidation Preference”). Holders of Series A Preferred Stock will not be entitled to any other amounts from the Corporation after they have received the full amounts provided for in this Section 5(a) and will have no right or claim to any of the Corporation’s remaining assets.

(b) If, in connection with any distribution described in Section 5(a) above, the assets of the Corporation or proceeds thereof are not sufficient to pay in full the Liquidation Preference payable on the Series A Preferred Stock, then such assets, or the proceeds thereof, shall be paid to the holders of Series A Preferred Stock pro rata per share of Series A Preferred Stock in accordance with the full respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

(c) For purposes of this Section 5, the Corporation’s sale, lease, exchange or other disposition of assets (other than a disposition described in Section 17-16-1201 of the Wyoming Business Corporation Act) if the disposition would leave the Corporation without a significant continuing business activity, shall constitute a Liquidation, such Liquidation shall be deemed to occur as of the closing of such transaction, and payment of the Liquidation Preference shall occur as promptly as practicable after such Liquidation event. For purposes of this Section 5, the merger or consolidation of the Corporation with or into any other corporation or other entity shall not constitute a liquidation, dissolution or winding up of the Corporation.

Section 6. Voting Rights.

(a) The holders of the shares of Series A Preferred Stock shall be entitled to notice of all shareholders’ meetings (or any action by written consent) in accordance with the Corporation’s Restated Articles of Incorporation and Bylaws, and applicable law, as if the holders of Series A Preferred Stock were holders of Common Stock (and whether or not the holders of Series A Preferred Stock are entitled to vote at the meeting or on the action taken by written consent).

(b) In addition to the voting rights provided for by law or expressly provided elsewhere herein, for so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not and shall not permit any direct or indirect Subsidiary of the Corporation to, without first obtaining the written consent, or affirmative vote at a meeting called for that purpose, of holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting as a separate voting group, take any of the following actions:

(1) Any change, amendment, alteration or repeal (directly or indirectly and including in connection with or as a result of a merger, consolidation, share exchange or other transaction) of any provisions of the Corporation’s Restated Articles of Incorporation or Bylaws that amends, modifies or adversely affects the rights, preferences, privileges or voting powers of the Series A Preferred Stock, or any amendment that would effect any of the actions or changes described in Section 17-16-1004 of the Wyoming Business Corporation Act or any successor provision;

(2) Effect a conversion to a different type of legal entity, effect a transfer of the Corporation to incorporation under the laws of another jurisdiction, or voluntarily change the tax status of the entity;

(3) Any creation, authorization, issuance or reclassification of Capital Stock that would rank equal or senior to the Series A Preferred Stock with respect to redemption, Liquidation rights or with respect to dividend rights or rights on a Change of Control;

(4) The issuance or reclassification of shares of the Corporation’s Series P Preferred Stock;

(5) A sale, lease, exchange or other disposition of assets (other than a disposition described in Section 17-16- 1201 of the Wyoming Business Corporation Act) if the disposition would leave the Corporation or Subsidiary without a significant continuing business activity, a merger, consolidation, share exchange, or similar business combination or extraordinary transaction involving the Corporation or any Subsidiary, that (v) converts the shares of Series A Preferred Stock into cash, other securities, interests, obligations, rights to acquire shares, other securities or interests, other property, or any combination of the foregoing; (w) contains one or more provisions that would entitle the holders of Series A Preferred Stock to vote as a separate voting group on such provision or provisions if they were contained in a proposed amendment to the Restated Articles of Incorporation, pursuant to such articles or pursuant to Section 17-16-1004 of the Wyoming Business Corporation Act or any successor provision; (x) if share exchange, if the Series A Preferred Stock is included in the exchange; (y) results in a Change of Control; or (z) impairs in any way other than in a de minimus way, the value or rights of the Series A Preferred Stock;

(6) Any repurchase or redemption of Series A Preferred Stock, other than pro rata or in whole;

(7) Any issuance or sale of capital stock of a Subsidiary, repurchase or redemption of capital stock of a Subsidiary or dividend or distribution with respect to capital stock of a Subsidiary, other than such transactions exclusively involving the Corporation and one or more of its wholly-owned Subsidiaries;

(8) From and after the time that the Conversion Rate equals the Conversion Cap, and including an issuance that would cause the Conversion Rate to equal or exceed the Conversion Cap, the issuance of Common Stock or securities convertible into, exercisable or exchangeable for Common Stock (including by means of a distribution of rights, options or warrants subject to Section 9(a)(2), or by means of an issuance described in Section 9(a)(4)) at a price per share that is less than ninety percent (90%) of the Closing Price on the Trading Day immediately preceding the Record Date for the issuance of rights, options or warrants, or that is less than ninety percent (90%) of the Closing Price on the Trading Day immediately preceding the earlier of (x) the date on which the sale or issuance is publicly announced and (y) the date on which the price for such sale or issuance is agreed or fixed.

(c) The shares of Series A Preferred Stock shall not have voting rights in the election, removal, or replacement of directors, or filling a vacancy in the office of a director, of the Corporation.

(d) At a meeting of holders of Series A Preferred Stock, a majority of the outstanding shares of Series A Preferred Stock shall constitute a quorum. The rules and procedures for calling and conducting any meeting of the holders of Series A Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other procedural aspect or matter with regard to such a meeting or such consents shall be governed by any reasonable rules the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Restated Articles of Incorporation and Bylaws of the Corporation; provided, that the Corporation may not restrict or prohibit the use of proxies, or restrict access to shareholder’s lists, by holders of Series A Preferred Stock pursuant to the Wyoming Management Stability Act Sections 17-18-116 and 17-18-118. Any vote of holders of Series A Preferred Stock that may be taken at a meeting of such holders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Series A Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Each holder of Series A Preferred Stock shall have one vote per share of Series A Preferred Stock.

Section 7. Conversion.

(a) Mandatory Conversion by the Corporation. If at any time the Closing Price of the Common Stock equals or exceeds $5.00 per share (adjusted as described in and consistent with the provisions of Section 9 by multiplying such price by the quotient of the Conversion Rate in effect prior to such adjustment divided by the Conversion Rate in effect after such adjustment) for a period of 30 consecutive Trading Days (the Business Day immediately following such 30th Trading Day, the “Mandatory Conversion Date”), at the Corporation’s election effected by written notice to the holders of Series A Preferred Stock within 30 days after the Mandatory Conversion Date, all and not less than all of the shares of Series A Preferred Stock shall be converted such that each share of Series A Preferred Stock is converted into a number of shares of Common Stock (subject to the Conversion Cap) equal to the product of (1) the Adjusted Conversion Value per share divided by the Initial Conversion Value per share, multiplied by (2) the Conversion Rate then in effect, plus cash in lieu of fractional shares as set out in Section 9(h), plus an amount of cash per share of Series A Preferred Stock equal to the amount of the Regular Dividend that would be accrued on such share from and including the immediately preceding Regular Dividend Payment Date to but excluding the Mandatory Conversion Date, out of funds legally available therefor (the “Mandatory Conversion”). This Section 7(a) shall not apply (i.e. there shall be no Mandatory Conversion) if the Common Stock is not traded on a U.S. national securities exchange.

(b) Optional Conversion. At any time, each holder of Series A Preferred Stock shall have the right, at such holder’s option, to convert any or all of such holder’s shares of Series A Preferred Stock, and each share of Series A Preferred Stock to be converted shall be converted into a number of shares of Common Stock (subject to the Conversion Cap) equal to the product of (1) the Adjusted Conversion Value per share divided by the Initial Conversion Value per share, multiplied by (2) the Conversion Rate then in effect, plus cash in lieu of fractional shares as set out in Section 9(h), plus an amount of cash per share of Series A Preferred Stock equal to the amount of the Regular Dividend that would be accrued on such share from and including the immediately preceding Regular Dividend Payment Date to but excluding the applicable Conversion Date, out of funds legally available therefor.

(c) Conversion Definitions.

(1) “Adjusted Conversion Value” per share means the Initial Conversion Value per share plus Accumulated Regular Dividends per share;

(2) “Conversion Rate” means 80 shares, subject to adjustment in accordance with the provisions of Section 9 of this Certificate of Designations;

(3) “Initial Conversion Value” per share means $40 per share of Series A Preferred Stock; and

(4) “Total Conversion Shares” means the aggregate number of shares of Common Stock issuable upon conversion (mandatory or optional) of Series A Preferred Stock.

(d) Conversion Cap. The Total Conversion Shares shall not exceed 4,760,095 shares of Common Stock (i.e. 16.86% of the number of shares of Common Stock outstanding on the Issue Date), and the “Conversion Cap” shall mean 95.20 shares of Common Stock per share of Preferred Stock, adjusted as described in and consistent with the provisions of Section 9, other than Sections 9(a)(2) and 9(a)(4), by multiplying such number by the quotient of the Conversion Rate in effect after such adjustment divided by the Conversion Rate in effect prior to such adjustment).

(e) Conversion Procedures. A holder must do each of the following in order to convert its shares of Series A Preferred Stock:

(1) in the case of a conversion pursuant to Section 7(b), give written notice to the Corporation (or any conversion agent appointed pursuant to Section 16) that such holder elects to convert such shares;

(2) deliver to the Corporation or such conversion agent the certificate or certificates representing the shares of Series A Preferred Stock to be converted (or, if such certificate or certificates have been lost, stolen or destroyed, a lost certificate affidavit and indemnity in form and substance reasonably acceptable to the Corporation);

(3) if required, furnish appropriate endorsements and transfer documents in form and substance reasonably acceptable to the Corporation; and

(4) if required, pay any stock transfer, documentary, stamp or similar taxes not payable by the Corporation pursuant to Section 7(i).

If the conversion is in connection with a Reorganization Event, the conversion may, at the option of the holder, be conditioned upon the closing of the Reorganization Event, in which case the Person(s) entitled to receive the Common Stock, cash or other property upon conversion shall not be deemed to have converted the Series A Preferred Stock until immediately prior to the closing of such Reorganization Event. If the conversion is in connection with a tender offer for the Common Stock, the conversion may, at the option of the holder, be conditioned upon the closing of the tender offer and acceptance of tendered shares, in which case the Person(s) entitled to receive the Common Stock, cash or other property upon conversion shall not be deemed to have converted the Series A Preferred Stock until immediately prior to the closing of such tender offer; provided, that in the event less than all of the Common Stock (including the Conversion Shares) tendered is accepted for purchase in the tender offer, the Person(s) entitled to receive the Common Stock, cash or other property upon conversion shall only be deemed to have converted such portion of the Series A Preferred Stock for which the related Conversion Shares were accepted for purchase pursuant to the tender offer. “Conversion Date” means, as applicable, either (x) if the Corporation elects Mandatory Conversion as provided in Section 7(a), the Mandatory Conversion Date; (y) in the case of a conditional conversion, the date such conversion is deemed to occur; or (z) in any other case, the date on which a holder complies in all respects with the procedures set forth in this Section 7(e).

(f) Effect of Conversion. Effective immediately prior to the Close of Business on the Conversion Date applicable to any shares of Series A Preferred Stock, dividends shall no longer accrue or be declared on any such shares of Series A Preferred Stock and such shares of Series A Preferred Stock shall cease to be outstanding.

(g) Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash or other property, issuable upon conversion of Series A Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash or other property as of the Close of Business on such Conversion Date. As promptly as practicable on or after the Conversion Date and compliance by the applicable holder with the relevant conversion procedures contained in Section 7(e) (and in any event no later than three Trading Days thereafter), the Corporation shall issue the number of whole shares of Common Stock issuable upon conversion (and deliver payment of cash in lieu of fractional shares, and other property due). Upon Mandatory Conversion, the outstanding shares of Series A Preferred Stock shall be converted automatically without further action by the holders and whether or not the certificates representing such shares are surrendered; provided, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock or deliver other securities, cash or property due upon such conversion unless the certificates evidencing the shares of Series A Preferred Stock are delivered to the Corporation or the conversion agent (or, if such certificate or certificates have been lost, stolen or destroyed, a lost certificate affidavit and indemnity in form and substance reasonably acceptable to the Corporation). Such delivery of shares of Common Stock, and if applicable other securities, shall be made, at the option of the applicable holder, in certificated form or by book-entry. Any such certificate or certificates shall be delivered by the Corporation to the appropriate holder on a book-entry basis or by mailing certificates evidencing the shares to the holders at their respective addresses as set forth in the conversion notice. If fewer than all of the shares of Series A Preferred Stock held by any holder are converted pursuant to Section 7(b), then a new certificate representing the unconverted shares of Series A Preferred Stock shall be issued to such holder concurrently with the issuance of the certificates (or book-entry shares) representing the applicable shares of Common Stock. In the event that a holder shall not by written notice designate the name in which shares of Common Stock, and to the extent applicable cash or other property to be delivered upon conversion of shares of Series A Preferred Stock, should be registered or paid, or the manner in which such shares, and if applicable cash or other property, should be delivered, the Corporation shall be entitled to register and deliver such shares, and if applicable cash and other property, in the name of the holder and in the manner shown on the records of the Corporation.

(h) Status of Converted or Acquired Shares. Shares of Series A Preferred Stock duly converted in accordance with this Certificate of Designations, or otherwise acquired by the Corporation in any manner whatsoever, shall be retired promptly after the conversion or acquisition thereof. All such shares shall upon their retirement and any filing required by the Wyoming Business Corporation Act become authorized but unissued shares of preferred stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Restated Articles of Incorporation.

(i) Taxes. (1) The Corporation and its paying agent shall be entitled to withhold taxes on all payments on the Series A Preferred Stock or Common Stock or other securities issued upon conversion of the Series A Preferred Stock to the extent required by law. Prior to the date of any such payment, each holder of Series A Preferred Stock shall deliver to the Corporation or its paying agent a duly executed, valid, accurate and properly completed Internal Revenue Service Form W-9 or an appropriate Internal Revenue Service Form W-8, as applicable.

(2) Absent a change in law or Internal Revenue Service practice, or a contrary determination (as defined in Section 1313(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”)), each holder of Series A Preferred Stock and the Corporation agree not to treat the Series A Preferred Stock (based on their terms as set forth in this Certificate of Designations) as “preferred stock” within the meaning of Section 305 of the Code, and Treasury Regulation Section 1.305-5 for United States federal income tax and withholding tax purposes and shall not take any position inconsistent with such treatment.

(3) The Corporation shall pay any and all documentary, stamp and similar issue or transfer tax due on (x) the issue of the Series A Preferred Stock and (y) the issue of shares of Common Stock upon conversion of the Series A Preferred Stock. However, in the case of conversion of Series A Preferred Stock, the Corporation shall not be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or Series A Preferred Stock in a name other than that of the holder of the shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or duty, or has established to the satisfaction of the Corporation that such tax or duty has been paid.

(4) Each holder of Series A Preferred Stock and the Corporation agree to cooperate with each other in connection with any redemption of part of the shares of Series A Preferred Stock and to use good faith efforts to structure such redemption so that such redemption may be treated as a sale or exchange pursuant to Section 302 of the Code; provided that nothing in this Section 7(i) shall require the Corporation to purchase any shares of Series A Preferred Stock, and provided further that the Corporation makes no representation or warranty in this Section 7(i) regarding the tax treatment of any redemption of Series A Preferred Stock.

Section 8. Redemption and Repurchase.

(a) Repurchase at the Option of the Holders Upon a Change of Control. Upon a Change of Control, the holders of shares of Series A Preferred Stock, by the vote or written consent of holders of a majority of the outstanding shares of the Series A Preferred Stock, voting or acting as a separate voting group, shall have the right to require the Corporation (or its successor) to repurchase, by irrevocable, written notice to the Corporation (or its successor), all and not less than all of the outstanding shares of Series A Preferred Stock, at a purchase price per share equal to the Adjusted Liquidation Preference per share as of the date of payment of the purchase price, plus the amount of the Regular Dividend that would be accrued on such share from the Regular Dividend Payment Date immediately preceding the date of the payment of the purchase price through but excluding the date of the payment of the purchase price, plus any declared but unpaid Participating Dividends through the date of the payment of the purchase price. The shares of Series A Preferred Stock shall be repurchased from the holders thereof no later than 10 Business Days after the Corporation (or its successor) receives notice from the Series A Preferred Shareholders of the election to exercise the repurchase rights under this Section 8.

(b) Procedures for Repurchase Upon a Change of Control. Within 30 days of the occurrence of a Change of Control, the Corporation shall send notice by first class mail, postage prepaid, addressed to the holders of record of the shares of Series A Preferred Stock at their respective last addresses appearing on the books of the Corporation stating (1) that a Change of Control has occurred, describing it in reasonable detail (2) that if the Corporation receives evidence to its reasonable satisfaction no later than 60 days after the Corporation’s notice of the Change of Control that the holders of outstanding shares of Series A Preferred Stock, by the vote or written consent of holders of a majority of the outstanding shares of Series A Preferred Stock voting or acting as a separate voting group, have elected to exercise the repurchase right hereunder, then all shares of Series A Preferred Stock shall be repurchased as provided in this Section 8, and (3) the procedures that holders of the Series A Preferred Stock must follow in order for their shares of Series A Preferred Stock to be repurchased, including the place or places where certificates for such shares are to be surrendered for payment of the repurchase price.

Section 9. Anti-Dilution Provisions.

(a) Adjustments. The Conversion Rate will be subject to adjustment, without duplication, under the following circumstances:

(1) the issuance of Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, or a subdivision or combination of Common Stock or a reclassification of Common Stock into a greater or lesser number of shares of Common Stock, in which event the Conversion Rate will be adjusted based on the following formula:

where,

CR0 = the Conversion Rate in effect immediately prior to the Close of Business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification;

CR1 = the new Conversion Rate in effect immediately after the Close of Business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, combination or reclassification;

OS0 = the number of shares of Common Stock outstanding immediately prior to the Close of Business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, combination or reclassification; and

OS1 = the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, the completion of such event.

Any adjustment made pursuant to this clause (1) shall be effective immediately prior to the Open of Business on the Trading Day immediately following the Record Date, in the case of a dividend or distribution, or the effective date in the case of a subdivision, combination or reclassification. If any such event is declared but does not occur, the Conversion Rate shall be readjusted, effective as of the date the Board announces that such event shall not occur, to the Conversion Rate that would then be in effect if such event had not been declared.

(2) the dividend, distribution or other issuance to all or substantially all holders of Common Stock of rights (other than a distribution of rights issued pursuant to a shareholders rights plan, to the extent such rights are attached to shares of Common Stock (in which event the provisions of Section 9(a)(3) shall apply)), options or warrants entitling them to subscribe for or purchase shares of Common Stock for a period expiring 60 days or less from the date of issuance thereof, at a price per share that is less than the Closing Price on the Trading Day immediately preceding the Record Date for such issuance, in which event the Conversion Rate will be increased based on the following formula:

where,

CR0 = the Conversion Rate in effect immediately prior to the Close of Business on the Record Date for such dividend, distribution or issuance;

CR1 = the new Conversion Rate in effect immediately following the Close of Business on the Record Date for such dividend, distribution or issuance;

OS0 = the number of shares of Common Stock outstanding immediately prior to the Close of Business on the Record Date for such dividend, distribution or issuance;

X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y = the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the Closing Price on the Trading Day immediately preceding the Record Date for such dividend, distribution or issuance.

For purposes of this clause (2), in determining whether any rights, options or warrants entitle the holders to purchase the Common Stock at a price per share that is less than the Closing Price on the Trading Day immediately preceding the Record Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Corporation receives for such rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the fair market value thereof as determined in good faith by the Board of Directors.

Any adjustment made pursuant to this clause (2) shall become effective immediately prior to the Open of Business on the Trading Day immediately following the Record Date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Rate shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such rights, options or warrants, to the Conversion Rate that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.

(3) If the Corporation has a shareholder rights plan in effect with respect to the Common Stock on the Conversion Date, upon conversion of any shares of the Series A Preferred Stock, holders of such shares will receive, in addition to the shares of Common Stock, the rights under such rights plan relating to such Common Stock, unless, prior to the Conversion Date, the rights have (i) become exercisable or (ii) separated from the shares of Common Stock (the first of such events to occur being the “Trigger Event”), in either of which cases the Conversion Rate will be adjusted, effective automatically at the time of such Trigger Event, as if the Corporation had made a distribution of such rights to all holders of the Common Stock as described in Section 9(a)(2) (without giving effect to the 60-day limit on the exercisability of rights, options and warrants ordinarily subject to such Section 9(a)(2)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such shareholder rights are exchanged by the Corporation for shares of Common Stock, the Conversion Rate shall be appropriately readjusted as if such shareholder rights had not been issued, but the Corporation had instead issued the shares of Common Stock issued upon such exchange as a dividend or distribution of shares of Common Stock subject to Section 9(a)(1). Notwithstanding the preceding provisions of this paragraph, no adjustment shall be required to be made to the Conversion Rate with respect to any holder of Series A Preferred Stock which is, or is an “affiliate” or “associate” of, an “acquiring person” under such shareholder rights plan or with respect to any direct or indirect transferee of such holder who receives Series A Preferred Stock in such transfer after the time such holder becomes, or its affiliate or associate becomes, an “acquiring person.” The Corporation shall not adopt a shareholder rights plan pursuant to which the holders of the Series A Preferred Stock on the Issue Date or their affiliates could be deemed an “acquiring person” or an “affiliate” or “associate” of an “acquiring person.”

(4) If the Corporation, at any time or from time to time while any of the Series A Preferred Stock is outstanding, shall issue shares of Common Stock or any other security convertible into, exercisable or exchangeable for Common Stock (such Common Stock or other security, “Equity-Linked Securities”) (other than (i) an Excluded Issuance, (ii) Common Stock issued upon conversion of the Series A Preferred Stock and (iii) rights, options, warrants or other distributions referred to in Section 9(a)(2)), the Conversion Rate shall be increased based on the following formula:

where,

CR0 = the Conversion Rate in effect immediately prior to the issuance of such Equity-Linked Securities;

CR1 = the new Conversion Rate in effect immediately after the issuance of such Equity-Linked Securities;

AC = the aggregate consideration paid or payable for such Equity-Linked Securities;

OS0 = the number of shares of Common Stock outstanding immediately before the issuance of Equity-Linked Securities;

OS1 = the number of shares of Common Stock outstanding immediately after the issuance of Equity-Linked Securities and giving effect to any shares of Common Stock issuable upon conversion, exercise or exchange of such Equity- Linked Securities; and

SP = the Closing Price on the date of issuance of such Equity-Linked Securities.

The adjustment shall become effective immediately after such issuance.

(b) Calculation of Adjustments. All adjustments to the Conversion Rate shall be calculated by the Corporation to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Rate will be required unless such adjustment would require an increase or decrease of at least one percent of the Conversion Rate; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than one percent that has not been made will be made upon any Conversion Date.

(c) When No Adjustment Required. Notwithstanding the foregoing, no adjustment to the Conversion Rate shall be made upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security outstanding as of the Issue Date.

(d) Successive and Multiple Adjustments. After an adjustment to the Conversion Rate under this Section 9, any subsequent event requiring an adjustment under this Section 9 shall cause an adjustment to each such Conversion Rate as so adjusted. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Rate pursuant to this Section 9 under more than one subsection hereof (other than where holders of Series A Preferred Stock are entitled to elect the applicable adjustment, in which case such election shall control), such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section 9 is applicable to a single event, the subsection shall be applied that produces the largest adjustment.

(e) Other Adjustments.

(1) The Corporation will not, by amendment of its Restated Articles of Incorporation, Bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Section 9 by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment; and

(2) The Corporation may, but shall not be required to, make such increases in the Conversion Rate, in addition to those required by this Section 9, as the Board considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

(f) Notice of Adjustments. Whenever the Conversion Rate is adjusted as provided under this Section 9, the Corporation shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware) or the date the Corporation makes an adjustment pursuant to Section 9(e)(2):

(1) compute the adjusted applicable Conversion Rate in accordance with this Section 9 and prepare and transmit to the conversion agent (if other than the Corporation) an officer’s certificate setting forth the applicable Conversion Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

(2) provide a written notice to the holders of the Series A Preferred Stock of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Rate was determined and setting forth the adjusted applicable Conversion Rate.

(g) Conversion Agent other than the Corporation. A conversion agent other than the Corporation shall not at any time be under any duty or responsibility to any holder of Series A Preferred Stock to determine whether any facts exist that may require any adjustment of the applicable Conversion Rate or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. Such conversion agent shall be fully authorized and protected in relying on any officer’s certificate delivered pursuant to Section 9(f) and any adjustment contained therein and such conversion agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. Such conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at the time be issued or delivered with respect to any Series A Preferred Stock; and such conversion agent makes no representation with respect thereto. The Conversion Agent, if other than the Corporation, shall not be responsible for any failure of the Corporation to issue, transfer or deliver any shares of Common Stock pursuant to the conversion of Series A Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Corporation contained in this Section 9.

(h) Fractional Shares. No fractional shares of Common Stock will be delivered to the holders of Series A Preferred Stock upon conversion. In lieu of fractional shares otherwise issuable, holders of Series A Preferred Stock will be entitled to receive an amount in cash equal to the fraction of a share of Common Stock, multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date. In order to determine whether the number of shares of Common Stock to be delivered to a holder of Series A Preferred Stock upon the conversion of such holder’s shares of Series A Preferred Stock will include a fractional share (in lieu of which cash would be paid hereunder), such determination shall be based on the aggregate number of shares of Series A Preferred Stock of such holder that are being converted on any single Conversion Date.

(i) Reorganization Events. In the event of (each, a “Reorganization Event”):

(1) any recapitalization, reclassification or change of the Common Stock (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or a combination);

(2) consolidation, merger or other similar business combination of the Corporation with or into another Person;

(3) the Corporation’s sale, lease, exchange or other disposition of assets (other than a disposition described in Section 17-16-1201 of the Wyoming Business Corporation Act) if the disposition would leave the Corporation without a significant continuing business activity; or

(4) any statutory share exchange of securities of the Corporation with another Person,

in each case as a result of which holders of Common Stock are entitled to receive stock, other securities, other property or assets (including cash or any combination thereof) with respect to or in exchange for Common Stock, each share of Series A Preferred Stock outstanding immediately prior to such Reorganization Event shall become convertible into the number, kind and amount of stock, securities, other property or assets (including cash or any combination thereof) (the “Exchange Property”) that the holder of such share of Series A Preferred Stock would have received in such Reorganization Event had such holder converted its share of Series A Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event.

(j) Exchange Property Election. In the event that the holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the Exchange Property that the holders of Series A Preferred Stock shall be entitled to receive shall be determined by the holders of a majority of the outstanding shares of Series A Preferred Stock on or before the earlier of (1) the deadline for elections by holders of Common Stock and (2) two Business Days before the anticipated effective date of such Reorganization Event; provided, if no such election is made, they shall receive upon conversion the weighted average of the types and amounts of consideration received by the holders of Common Stock that affirmatively make such an election. The number of units of Exchange Property for each share of Series A Preferred Stock converted following the effective date of such Reorganization Event shall be determined from among the choices made available to the holders of the Common Stock and based on the per share amount as of the effective date of the Reorganization Event, determined as if the references to “share of Common Stock” in this Certificate of Designations were to “units of Exchange Property.”

(k) Successive Reorganization Events. The above provisions of Section 9(i) and Section 9(j) shall similarly apply to successive Reorganization Events and the provisions of Section 9 shall apply to any shares of Capital Stock (or capital stock of any other issuer) received by the holders of the Common Stock in any such Reorganization Event.

(l) Reorganization Event Notice. The Corporation (or any successor) shall, no less than 20 Business Days prior to the occurrence of any Reorganization Event, provide written notice to the holders of Series A Preferred Stock of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 9.

(m) Reorganization Requirements. The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless (1) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series A Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 9, and (2) to the extent that the Corporation is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series A Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event, or in the case of a Reorganization Event described in Section 9(i)(3), an exchange of Series A Preferred Stock for the stock of the Person to whom the Corporation’s assets are conveyed or transferred, having voting powers, preferences, and relative, participating, optional or other special rights as nearly equal as possible to those provided in this Certificate of Designations.

Section 10. Reservation of Shares. The Corporation shall at all times when the Series A Preferred Stock shall be outstanding reserve and keep available, free from preemptive rights, for issuance upon the conversion of Series A Preferred Stock, such number of its authorized but unissued Common Stock as will from time to time be sufficient to permit the conversion of all outstanding Series A Preferred Stock. Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Series A Preferred Stock, the Corporation shall comply with all applicable laws and regulations which require action to be taken by the Corporation.

Section 11. Certain Definitions. As used in this Certificate of Designations, the following terms shall have the following meanings, unless the context otherwise requires:

“Accumulated Regular Dividends” shall have the meaning ascribed to it in Section 4(c).

“Adjusted Conversion Value” shall have the meaning ascribed to it in Section 7(c).

“Adjusted Liquidation Preference” shall have the meaning ascribed to it in Section 4(a).

“Beneficially Own” shall mean “beneficially own” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto.

“Board” shall have the meaning ascribed to it in the recitals.

“Business Day” shall mean a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York, New York generally are authorized or obligated by law, regulation or executive order to close.

“Capital Stock” shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by the Corporation.

“Certificate of Designations” shall mean this Certificate of Designations relating to the Series A Preferred Stock, as it may be amended from time to time.

“Change of Control” shall mean the occurrence of any of the following:

(1) any Person acquires after the date hereof Beneficial Ownership, directly or indirectly, through a purchase, merger, share exchange, or other acquisition transaction or series of transactions, of shares of the Corporation’s Capital Stock entitling such Person to exercise more than 50% of the total voting power of all classes of Voting Stock of the Corporation, other than an acquisition by the Corporation, any of the Corporation’s Subsidiaries or any of the Corporation’s employee benefit plans (for purposes of this clause (1), “Person” shall include any syndicate or group that would be deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended); or

(2) the Corporation’s consummation of a reorganization, share exchange, merger or consolidation, or of the Corporation’s sale, lease, exchange or other disposition of assets (other than a disposition described in Section 17-16-1201 of the Wyoming Business Corporation Act) if the disposition would leave the Corporation without a significant continuing business activity, unless immediately following such transaction (x) the Voting Stock of the Corporation outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person (immediately after giving effect to such issuance) or (y) the transaction does not result in a reclassification, conversion, exchange or cancellation of any of the Corporation’s outstanding Common Stock.

“Close of Business” shall mean 5:00 p.m., New York City time, on any Business Day.

“Closing Price” shall mean the price per share of the final trade of the Common Stock on the applicable Trading Day on the principal U.S. national securities exchange on which the Common Stock is listed or admitted to trading. If the Common Stock is not traded on a U.S. national securities exchange, Closing Price shall mean the fair market value per share of the Common Stock on the applicable Business Day, as determined by the Corporation’s Board of Directors in good faith, with written notice of such determination and supporting analysis in reasonable detail to be provided by the Corporation to the holders of Series A Preferred Stock.

“Code” shall have the meaning ascribed to it in Section 7(i).

“Common Stock” shall have the meaning ascribed to it in Section 3.

“Conversion Cap” shall have the meaning ascribed to it in Section 7(d).

“Conversion Date” shall have the meaning ascribed to it in Section 7(e).

“Conversion Rate” shall have the meaning ascribed to it in Section 7(c).

“Corporation” shall have the meaning ascribed to it in the recitals.

“Equity-Linked Securities” shall have the meaning ascribed to it in Section 9(a)(4).

“Exchange Property” shall have the meaning ascribed to it in Section 9(i).

“Excluded Issuance” shall mean, any issuances of (1) Capital Stock or options to purchase shares of Capital Stock to employees, directors, managers, officers or consultants of or to the Corporation or any of its Subsidiaries pursuant to a stock option or incentive compensation or similar plan outstanding as of the Issue Date or, subsequent to the Issue Date, approved by the Board or a duly authorized committee of the Board, (2) securities pursuant to any bona fide merger, joint venture, partnership, consolidation, share exchange, business combination or any other direct or indirect acquisition by the Corporation, whereby the Corporation’s securities comprise, in whole or in part, the consideration paid by the Corporation in such transaction, (3) shares of Common Stock issued at a price equal to or greater than ninety percent (90%) of the Closing Price on the Trading Day immediately preceding the earlier of (x) the date on which the sale or issuance is publicly announced and (y) the date on which the price for such sale or issuance is agreed or fixed, and (4) securities convertible into, exercisable or exchangeable for shares of Common Stock issued with an exercise or conversion price equal to or greater than ninety percent (90%) of the Closing Price on the Trading Day immediately preceding the earlier of (x) the date on which the sale or issuance is publicly announced and (y) the date on which the price for such sale or issuance is agreed or fixed.

“Initial Conversion Value” shall have the meaning ascribed to it in Section 7(c).

“Issue Date” shall mean February 11, 2016.

“Junior Stock” shall have the meaning ascribed to it in Section 3.

“Liquidation” shall have the meaning ascribed to it in Section 5(a).

“Liquidation Preference” shall have the meaning ascribed to it in Section 5(a).

“Mandatory Conversion” shall have the meaning ascribed to it in Section 7(a).

“Mandatory Conversion Date” shall have the meaning ascribed to it in Section 7(a).

“Open of Business” shall mean 9:00 a.m., New York City time, on any Business Day.

“Participating Dividends” shall have the meaning ascribed to it in Section 4(d).

“Permitted Distributions” shall have the meaning ascribed to it in Section 4(d).

“Person” shall mean any individual, company, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

“Record Date” shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract, this Certificate of Designations or otherwise).

“Regular Dividend” shall have the meaning ascribed to it in Section 4(a).

“Regular Dividend Payment Date” shall have the meaning ascribed to it in Section 4(b).

“Regular Dividend Period” shall have the meaning ascribed to it in Section 4(b).

“Reorganization Event” shall have the meaning ascribed to it in Section 9(i).

“Series A Preferred Stock” shall have the meaning ascribed to it in Section 1.

“Spin-Off Transaction” means any transaction by which a Subsidiary of the Corporation ceases to be a Subsidiary of the Corporation by reason of the distribution of such Subsidiary’s equity securities to holders of Common Stock, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction.

“Subsidiary” means any company or corporate entity for which the Corporation owns, directly or indirectly, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, more than 50% of the equity interests of such company or corporate entity).

“Total Conversion Shares” shall have the meaning ascribed to it in Section 7(c).

“Trading Day” shall mean any Business Day on which the Common Stock is traded, or able to be traded, on the principal national securities exchange on which the Common Stock is listed or admitted to trading. If the Common Stock is not traded on a U.S. national securities exchange, Trading Day shall mean the relevant Business Day.

“Trigger Event” shall have the meaning ascribed to it in Section 9(a)(3).

“Voting Stock” shall mean Capital Stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances (determined without regard to any classification of directors) to elect one or more members of the Board of Directors of the Corporation (without regard to whether or not, at the relevant time, Capital Stock of any other class or classes (other than Common Stock) shall have or might have voting power by reason of the happening of any contingency).

Section 12. Headings. The headings of the paragraphs of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

Section 13. Record Holders. To the fullest extent permitted by applicable law, the Corporation may deem and treat the record holder of any share of the Series A Preferred Stock as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

Section 14. Notices. All notices or communications in respect of the Series A Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Restated Articles of Incorporation or Bylaws or by applicable law or regulation. Notwithstanding the foregoing, if the Series A Preferred Stock is issued in book-entry form through The Depository Trust Corporation or any similar facility, such notices may be given to the holders of the Series A Preferred Stock in any manner permitted by such facility.

Section 15. Replacement Certificates. The Corporation shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Corporation.

Section 16. Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed transfer agent, conversion agent, registrar and paying agent for the Series A Preferred Stock shall be the Corporation. The Corporation may, in its sole discretion, resign from such positions or remove such agents or registrar in accordance with the agreement between the Corporation and such agent or registrar; provided that the Corporation shall appoint a successor who shall accept such appointment prior to the effectiveness of such resignation or removal. Upon any such resignation, removal or appointment, the Corporation shall send notice thereof by first-class mail, postage prepaid, to the holders of the Series A Preferred Stock.

Section 17. Severability. If any term of the Series A Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.

Section 18. Information Rights. In addition to reports required by law, regulation, or the rules of any national securities exchange on which the Common Stock is listed or admitted to trading, the Corporation shall furnish to each of the holders of Series A Preferred Stock (1) within 45 days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Corporation, a consolidated balance sheet of the Corporation and its subsidiaries as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Corporation and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with United States generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the prior fiscal year (subject to changes resulting from normal year-end audit adjustments and except that such financial statements need not contain the notes required by generally accepted accounting principles), and (2) within 120 days after the end of each fiscal year of the Corporation, an audited consolidated balance sheet of the Corporation and its subsidiaries as at the end of such fiscal year, and audited consolidated statements of income and cash flows of the Corporation and its subsidiaries for such year, prepared in accordance with United States generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year and certified by independent public accountants of recognized national or regional standing selected by the Corporation (in each case in clauses (1) and (2), whether or not such financial statements are then required to be filed with or furnished to the United States Securities and Exchange Commission).

[Remainder of Page Left Intentionally Blank.]

IN WITNESS WHEREOF, U.S. Energy Corp. has caused this Certificate of Designations to be duly executed by its authorized corporate officer this 11th day of February, 2016.

U.S. ENERGY CORP.

By:	/s/ David Veltri
Name:	David Veltri
Title:	Chief Executive Officer and President

APPENDIX B

ARTICLES OF AMENDMENT

TO

RESTATED ARTICLES OF INCORPORATION, AS AMENDED
OF
U.S. ENERGY CORP.

U.S. Energy Corp., a corporation organized and existing under the laws of the State of Wyoming as set forth in the Wyoming Business Corporation Act, as amended (the “WBCA”), hereby certifies as follows:

1. That the name of the corporation is U.S. Energy Corp. (the “Corporation”).

2. Pursuant to Section 17-16-1003 of the WBCA, these Articles of Amendment (the “Articles of Amendment”) further amend the provisions of the Restated Articles of Incorporation, as amended, of the Corporation (the “Articles of Incorporation”).

3. Article IV of the Articles of Incorporation is hereby amended to create a new paragraph at the end of Article IV to read as follows:

Second Reverse Split of Common Stock. Upon the filing and effectiveness pursuant to the Wyoming Business Corporation Act, as amended (the “Second Reverse Split Effective Time”), of these Articles of Amendment to the Restated Articles of Incorporation, as amended, of the Corporation, each ten (10) shares of the Corporation’s common stock, par value $0.01 per share (“Common Stock”), issued and outstanding immediately prior to the Second Reverse Split Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Second Reverse Stock Split”). The Corporation is authorized to make a cash payment in lieu of any fractional share interests resulting from the Second Reverse Stock Split; provided that the Corporation is also authorized (i) to issue fractional shares to some or all registered holders who would otherwise be eliminated as a result of the Second Reverse Stock Split or (ii) to round up fractional shares to the nearest whole share of Common Stock for some or all of such registered holders, if the Board of Directors of the Corporation determines that doing so would be in the best interests of the Corporation. Certificates that immediately prior to the Second Reverse Split Effective Time represented shares of Common Stock (“Second Reverse Split Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Second Reverse Split Old Certificate shall have been combined, subject to the treatment of fractional shares as described above. The authorized shares of Common Stock shall not be reduced or otherwise affected by the Second Reverse Stock Split or these Articles of Amendment, and neither the Second Reverse Stock Split nor these Articles of Amendment will affect the per share par value of the Corporation’s Common Stock, which will remain at the existing par value of $0.01 per share.

4. All other provisions of the Articles of Incorporation shall remain in full force and effect.

5. The amendment to the Articles of Incorporation to effect the Second Reverse Stock Split was adopted on December 10, 2019 at a duly noticed and duly conducted annual meeting of the shareholders of the Corporation.

6. Approval of the amendment to the Articles of Incorporation to effect the Second Reverse Stock Split:

The Corporation has issued shares and the Board of Directors has adopted the amendment with shareholder approval, in compliance with Section 17-16-1003 of the WBCA.

[Signature Page Follows]

1

IN WITNESS WHEREOF, the Corporation has caused these Article of Amendment to be signed and attested by its duly authorized officer this ___ day of December, 2019.

U.S. Energy Corp.

By:
Name:
Title:

Signature Page to
Articles of Amendment to

Restated Articles of Incorporation, as Amended

U.S. ENERGY CORP.

U.S. ENERGY CORP.
675 BERING DR
SUITE 100
HOUSTON, TX 77057

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85687-P29793 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

U.S. ENERGY CORP.

The Board of Directors recommends that you vote FOR all nominees:

	For All	Withhold All	For All Except
1. To elect two Class Two directors to serve for a term expiring at our 2021 Annual Meeting of Shareholders and two Class One directors to serve for a term expiring at our 2022 Annual Meeting of Shareholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees Class Two:	Nominees Class One:
01) James W. Denny III	03) Randall D. Keys
02) Patrick E. Duke	04) D. Stephen Slack

	For	Against	Abstain
The Board of Directors recommends you vote FOR the following proposal No. 2:			
2. To ratify the appointment of Plante & Moran PLLC as our independent auditor.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal No. 3:			
3. To approve, on an advisory basis, the 2018 compensation of the Company's named executive officers.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal No. 4:			
4. To approve amendments to the Company's Articles of Incorporation related to corporate governance and other technical amendments.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal No. 5:			
5. To approve an amendment, at the discretion of the Board of Directors, to the Company's Articles of Incorporation to implement a reverse stock split of the Company's outstanding common stock at a reverse split ratio of 1-for-10.	☐	☐	☐

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check the box to the right then indicate the name(s) and the number of votes to be cast for such nominee(s) on the reverse side of this card. **Please do not check the box unless you want to exercise cumulative voting**. ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please provide your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E85688-P29793

U.S. ENERGY CORP.

This proxy is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held December 10, 2019 8:00 AM, CST

The shareholder(s) hereby appoint(s) Ryan L. Smith as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of U.S. ENERGY CORP. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 AM, CST on December 10, 2019, at the Company's Offices at 675 Bering Dr, Suite 100, Houston, TX 77057 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE DIRECTORS SPECIFIED IN PROPOSAL 1 AND FOR EACH OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, AND PROPOSAL 5.

CUMULATE ______________________________

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side